                                  EXHIBIT 10.28

(WITH CERTAIN CONFIDENTIAL INFORMATION DELETED AND MARKED WITH BRACKETED ASTERISKS)


                                CREDIT AGREEMENT


                                     BETWEEN

                       VERTEX PHARMACEUTICALS INCORPORATED

                                       AND


                               FLEET NATIONAL BANK






                          DATED AS OF DECEMBER 21, 1999


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                                TABLE OF CONTENTS

ARTICLE 1. -  DEFINITIONS
1.1       Defined Terms
1.2       Accounting Terms

ARTICLE 2. - LOANS
2.1       Term Loan Commitment
2.2       Term Loan Borrowing Request
2.3       Term Loan Prepayment
2.4       Term Note and Records
2.5       Term Loan Proceeds
2.6       Reduction or Termination of Term Loan Commitment
2.7       Facility Fee.
2.8       Debit of Accounts.

ARTICLE 3. - REPRESENTATIONS AND WARRANTIES
3.1       Financial Condition
3.2       Organization, Existence, Good Standing
3.3       Subsidiaries; Capitalization
3.4       Power and Authority
3.5       Legal, Valid, Binding Obligation
3.6       Consents
3.7       No Legal Bar
3.8       No Litigation
3.9       No Default
3.10      Assets, No Liens;
3.11      No Burdensome Restrictions
3.12      Taxes
3.13      Regulation U, Etc.
3.14      ERISA
3.15      Investment Company Act, Etc.
3.16      Indebtedness
3.17      Contingent Liabilities
3.18 Chief Place of Business; Locations of Books and Records; Locations of Assets
3.19      Laws Including Environmental and Safety Matters
3.20      Intellectual Property
3.21      Negative Pledges
3.22      Full Disclosure

ARTICLE 4. - AFFIRMATIVE COVENANTS
4.1       Financial Statements and Other Documents
4.2       Existence; Compliance with Laws; Etc.
4.3       Maintain Property
4.4       Insurance
4.5       Notice of Material Events


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4.6       Deposit Accounts

ARTICLE 5. - NEGATIVE COVENANTS
5.1       Indebtedness
5.2       Contingent Liabilities
5.3       Limitation on Liens
5.4       Mergers; Dissolution; Disposals or Acquisitions
5.5       Investments and Loans
5.6       Dividends
5.7       Transactions with Affiliates
5.8       Negative Pledge
5.9       Minimum Liquidity Ratio
5.10      Minimum Tangible Capital Base Ratio
5.11      Minimum Debt Service Test/Minimum Cash and Cash Equivalents
5.12      Lines of Business


ARTICLE 6. - CONDITIONS PRECEDENT
6.1       Conditions of Initial Extension of Credit
6.2       Conditions of All Loans

ARTICLE 7. - EVENTS OF DEFAULT
7.1       Events of Default
7.2       Lender's Remedies
7.3       Cross Default
7.4       Setoff

ARTICLE 8. - MISCELLANEOUS
8.1       Notices
8.2       No Waiver of Rights
8.3       Obligations Absolute; Cumulative Remedies
8.4       Successors
8.5       Participants
8.6       Governing Law
8.7       Submission to Jurisdiction; Waiver of Trial by Jury.
8.8       Complete Agreement, Amendments
8.9       Expenses
8.10      Indemnification
8.11      Survival of Agreements
8.12      Severability
8.13      Descriptive Headings
8.14      Counterparts
8.15      Pledge to Federal Reserve
8.16      Lost Note


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SCHEDULES AND EXHIBITS
Schedule 1           (Definitions)
Schedule 3.1         (Financial Statements of Borrower)
Schedule 3.3         (Subsidiaries and Investments/ +5% Shareholders)
Schedule 3.6         (Consents and Approvals)
Schedule 3.8         (Litigation)
Schedule 3.11        (Burdensome Restrictions)
Schedule 3.18        (Location of Assets)
Schedule 3.20        (Intellectual Property Disclosure)
Schedule 3.21        (Existing Negative pledges)
Schedule 5.1         (Disclosed Indebtedness)
Schedule 5.2         (Disclosed Contingent Liabilities)
Schedule 5.3         (Disclosed Liens)
Schedule 5.5         (Investment policy)
Exhibit A - TERM NOTE
Exhibit B - Compliance Certificate
EXHIBIT C - PLEDGE AGREEMENT

                                CREDIT AGREEMENT

         CREDIT AGREEMENT dated as of December 21, 1999 between VERTEX PHARMACEUTICALS INCORPORATED, a Massachusetts corporation ("Borrower"), and FLEET NATIONAL BANK, a national banking association ("Lender").

         WHEREAS, Borrower has requested that Lender provide it with a term loan facility;

         WHEREAS, Lender is willing, on the terms and subject to the conditions in this Agreement, to make such a credit facility available to Borrower;

         NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Lender and Borrower agree as follows:

                            ARTICLE 1. - DEFINITIONS

         1.1 DEFINED TERMS. Unless otherwise defined herein, the capitalized terms, as used in this Agreement, shall have the meanings as set forth on
SCHEDULE 1 hereto.

         1.2 ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be interpreted and all financial statements and reports as to financial matters required to be delivered to Lender hereunder shall be prepared in accordance with GAAP consistently applied with those used in the preparation of the audited and quarterly financial statements furnished to Lender in connection with the initial Loans issued on the Initial Borrowing Date.

                             ARTICLE 2. - TERM LOANS

         2.1 TERM LOAN COMMITMENT. Subject to the terms and conditions hereof, Lender agrees to make the Term Loans to the Borrower from time to time during the Term Loan Commitment Period, provided, however, that, except as provided in the Term Note, each Term Loan request shall be in a minimum amount of $250,000 and shall not exceed the Purchased Equipment Cost. Not more than one such Term Loan request shall be made in each calendar quarter (except for any Term Loan request that equals or exceeds $500,000), and the aggregate principal amount of all Term Loans shall not exceed the Term Loan Limit.

         2.2 TERM LOAN BORROWING REQUEST. Subject to the terms and conditions hereof and the Term Note, Borrower may borrow under the Term Loan Commitment during the Term Loan Commitment Period on any Business Day. Borrower may request Term Loans from time to time by submitting irrevocable Loan requests in such form and manner as Lender may require or permit signed by an Authorized Representative of Borrower, specifying the amount to be borrowed, the requested Borrowing Date and, if such Term Loan is to be made after the Initial Borrowing Date, together with a completed Notice of Selection (as defined in the Term
Note), and copies of invoices and such information Lender may reasonably request concerning the Purchased Equipment or Build-Out Fees, as the case may be, for which invoices are being submitted for reimbursement with the proceeds of such Term Loan. Except as otherwise agreed



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by Lender, the proceeds of all Term Loans will be made available to Borrower by
Lender by crediting Borrower's deposit account(s) with Lender.

         2.3 TERM LOAN PREPAYMENT. Amounts borrowed as Term Loans which are paid or prepaid by the Borrower may not be reborrowed. Term Loans may be prepaid to the extent and in the manner permitted under the Term Note.

         2.4 TERM NOTE AND RECORDS. The Term Loans shall be evidenced by the Term Note and shall bear interest and be payable as set forth therein. Lender shall maintain records of each (i) Term Loan and (ii) payments of principal balance of Term Loans. The Lender's records shall constitute PRIMA FACIE evidence of the accuracy of the information recorded therein and in the event that Borrower fails to object, within thirty (30) days of receipt of Lender's periodic reports to Borrower with respect to Term Loans, the information in such reports shall be conclusive and binding as against Borrower; PROVIDED, HOWEVER, that any failure by Lender to maintain such records or furnish such reports shall not affect the obligations of Borrower under the Note or this Agreement.

         2.5 TERM LOAN PROCEEDS. Borrower shall use the proceeds of the Term Loans to acquire Purchased Equipment and to pay Build-Out Fees (in each case, in compliance with all applicable legal and regulatory requirements, including, without limitation, Regulations U and X and the Securities Act of 1933 and the Securities Exchange Act of 1934); PROVIDED that Lender shall have no responsibility as to the use of any of such proceeds.

         2.6 REDUCTION OR TERMINATION OF TERM LOAN COMMITMENT.

         (a) The Borrower may permanently reduce, from time to time, the Term Loan Limit by giving Lender not less than ten (10) Business Days prior notice and prior to the reduction date prepay the Term Loans to the extent the outstanding amount of the Term Loans exceed the reduced Term Loan Limit, provided, however, that, (i) each such reduction shall be an amount that is at least $500,000 or any greater multiple thereof, and (ii) no reduction shall be effective if the amount of the Term Loans as of the proposed reduction date exceeds the amount of the proposed reduced Term Loan Limit.

         (b) To terminate the Term Loan Commitment, Borrower shall give Lender not less than ten (10) Business Days prior notice and on the termination date prepay in full all Term Loans together with accrued interest, fees, and charges thereon to the date of prepayment, including, without limitation, any loss, cost or expense including yield maintenance fees (as defined in the Note) due hereunder or under the Note. As set forth in Article 7, the Term Loan Commitment may be terminated by Lender or shall terminate automatically as set forth therein.

         2.7 FACILITY FEE. Borrower shall pay to Lender a Term Loan facility fee as provided in the facility fee letter between Borrower and Lender dated as of December 21, 1999, which facility fee shall be fully earned and paid on the date hereof.

         2.8 DEBIT OF ACCOUNTS. Lender may, at its election, without any obligation on the part of the Lender, effect payment of all amounts due, or any portion thereof, from Borrower under



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this Agreement, the Note or the other Loan Documents, by debiting from time to time any of the Borrower's deposit or other accounts maintained at the Lender.

                   ARTICLE 3. - REPRESENTATIONS AND WARRANTIES

         In order to induce Lender to enter into this Agreement and to make the Loans, Borrower represents and warrants to Lender, except as otherwise set forth in a schedule attached hereto and made a part hereof, that:

         3.1 FINANCIAL CONDITION. The financial statements previously delivered to Lender and listed on SCHEDULE 3.1 present fairly the Consolidated financial position of Borrower and its Subsidiaries as of the dates thereof and its and their results of operations, shareholders' equity and cash flows for the periods then ended. All such financial statements and information, including any related schedules and notes, and any other financial information or statements furnished in accordance herewith, have been prepared in accordance with GAAP, subject only in the case of unaudited interim financial statements to normal year-end audit adjustments and the absence of footnotes. In the case of each Loan, the representations and warranties in this Section shall be deemed to have been made in respect of the then most recent financial statements of Borrower furnished to Lender pursuant to Section 4.1.

         3.2 ORGANIZATION, EXISTENCE, GOOD STANDING. Each of Borrower and VSC:
(i) is duly organized, validly existing and in good standing as a corporation under the laws of the Commonwealth of Massachusetts (ii) has obtained all licenses, permits, approvals and consents and has filed all registrations necessary for the lawful operation of its business, (iii) has the corporate power and authority and the legal right to own, lease and operate its property and to conduct the business in which it is currently engaged, and (iv) is duly qualified to do business and is licensed and in good standing as a foreign corporation under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect.

         3.3 SUBSIDIARIES; CAPITALIZATION. Except as set forth on SCHEDULE 3.3, Borrower has no Subsidiaries, Investments or Joint Ventures in or with any other Person. As of the date hereof, except as set forth on SCHEDULE 3.3, no other Person owns beneficially or of record more than fifty percent (50%) of the issued and outstanding voting common stock of the Borrower and, to Borrower's knowledge, no other Person owns beneficially or of record more than five percent (5%) of the issued and outstanding voting common stock of the Borrower. Borrower owns all of the issued and outstanding shares of capital stock or other equity securities of VSC.

         3.4 POWER AND AUTHORITY. Borrower has (i) full corporate power, authority and legal right to execute, deliver and perform its obligations under the Loan Documents to which it is a party and to borrow hereunder, (ii) taken all necessary actions to authorize the execution, delivery and performance by it of each Loan Document to which it is a party and to authorize its borrowings hereunder, and (iii) caused to be duly executed and delivered on behalf of the Borrower each of the Loan Documents to which Borrower is a party.



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         3.5 LEGAL, VALID, BINDING OBLIGATION. Each of the Loan Documents and
each agreement, certificate, document, instrument or other paper delivered pursuant thereto, to which Borrower is a party, constitutes the legal, valid, and binding obligation of Borrower enforceable against Borrower in accordance with its terms.

         3.6 CONSENTS. No consent, permit, license, approval, authorization or other action of, or registration, declaration or filing with or notice to, any governmental authority, bureau or agency or any other Person is required in connection with the execution, delivery or performance by Borrower, or the validity or enforceability against Borrower, of any Loan Document to which it is a party, except for the consents and approvals set forth on SCHEDULE 3.6, all of which have been obtained.

         3.7 NO LEGAL BAR. The execution, delivery and performance by Borrower of the Loan Documents, and each agreement, certificate, document, instrument or other paper delivered pursuant thereto, to which Borrower is a party, does not and will not conflict with or cause a breach of any provision of any existing law, rule or regulation, order, judgment, award or decree of any court, arbitrator or governmental authority, bureau or agency, or of the Articles of Organization or Bylaws of, or any security issued by, Borrower or VSC, as the case may be, or of any material mortgage, deed of trust, indenture, lease, contract or other agreement or undertaking to which Borrower or VSC, as the case may be, is a party or by which any of the properties or VSC, as the case may be, may be bound, and will not result in the creation or imposition of any Lien on any of its revenues or properties, except in favor of Lender.

         3.8 NO LITIGATION. Except as set forth on SCHEDULE 3.8, no litigation, investigation or other proceeding of or before any court, arbitrator or governmental authority is currently pending nor, to the knowledge of Borrower, threatened against Borrower, any of its Subsidiaries or its properties which, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

         3.9 NO DEFAULT. Neither Borrower nor any of its Subsidiaries is in default in any respect in the payment or performance of any of its obligations for monies borrowed or under any material mortgage, deed of trust, indenture, lease, contract or other agreement or undertaking to which it is a party or by which it or any of its property may be bound or affected and no Default or Event of Default has occurred and is continuing. Neither Borrower nor any of its Subsidiaries is in default under any order, award or decree of any court, arbitrator or governmental authority binding upon or affecting it or by which any of its property may be bound or affected, and no such order, award or decree has or could reasonably be expected to have a Material Adverse Effect.

         3.10 ASSETS, NO LIENS. Borrower and each of its Subsidiaries has good and marketable title to, or valid leasehold interest in, all of its real property and good title to all its personal property, including assets carried on its books and reflected in the financial statements furnished to Lender herewith, subject to no Liens except for (i) Liens permitted under Section 5.3 hereof, or (ii) inventory sold or otherwise disposed of in the ordinary course of its business.

         3.11 NO BURDENSOME RESTRICTIONS. Except as set forth in SCHEDULE 3.11, neither



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Borrower nor any of its Subsidiaries is a party to or bound by any contract, agreement or instrument or subject to any corporate restriction (including any restriction set forth in its charter or Bylaws) or subject to any legal requirement or restriction that would have a Material Adverse Effect.

         3.12 TAXES. All federal, state, local and other tax reports and returns which are required to be filed by Borrower and its Subsidiaries have been filed, except where extensions have been properly obtained, and Borrower and its Subsidiaries have paid or made adequate provision for all taxes, interest and penalties shown to be due and payable on such returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any governmental authority, including, without limitation, all payroll withholding taxes, have been paid and no tax liens have been filed and no claims are being asserted with respect to any such taxes, fees or other charges.

         3.13 REGULATION U, ETC. Neither Borrower nor any of its Subsidiaries is engaged or will engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" (within the respective meanings of each of the quoted terms under Regulations U, T, or X of the Board of Governors of the Federal Reserve System and any successors thereto as now and from time to time hereafter in effect), and the proceeds of any Loan hereunder shall not be used for "purchasing" or "carrying" any "margin stock" as so defined, or for any purpose which violates, or which would be inconsistent with, the provisions of Regulation U of the Federal Reserve Board.

         3.14 ERISA. The Borrower, all Commonly Controlled Entities, and all their Plans are and have been in substantial compliance with the provisions of, to the extent applicable, ERISA, the qualification requirements of IRC Section 401(a), and the published interpretations thereunder. No notice of intent to terminate any such Plan has been filed under Section 4041 of ERISA, nor has any such Plan been terminated under Section 4041(e) of ERISA which resulted in substantial liability to Borrower or any of its Commonly Controlled Entities. The PBGC has not instituted proceedings to terminate, or appoint a trustee to administer, any such Plan and no event has occurred or condition exists which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer any such Plan. Neither Borrower nor any Commonly Controlled Entities would be liable for any amount pursuant to Sections 4063 or 4064 of ERISA if all such Plans terminated as of the most recent valuation dates of such Plans. Neither Borrower nor any Commonly Controlled Entities have: withdrawn from a Multiemployer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; or failed to make a payment to a Plan required under Section 302(f)(1) of ERISA such that security would have to be provided pursuant to Section 307 of ERISA. No lien upon the assets of Borrower or any of its Subsidiaries has arisen with respect to any such Plan. To the best knowledge of Borrower, no Prohibited Transaction or Reportable Event has occurred with respect to any such Plan. Borrower and each Commonly Controlled Entity has each made all contributions required to be made by them to any such Plan or Multiemployer Plan when due. There is no accumulated funding deficiency in any such Plan, whether or not waived.



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         3.15 INVESTMENT COMPANY ACT, ETC. Neither Borrower nor any of its
Subsidiaries is an "investment company" registered or required to be registered under the Investment Company Act of 1940, or a company "controlled" (within the meaning of such Investment Company Act) by such an "investment company". Neither Borrower nor any of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or to any other federal or state statute or regulation limiting its ability to incur indebtedness for money borrowed.

         3.16 INDEBTEDNESS. Neither Borrower nor any of its Subsidiaries has any Indebtedness of any type except Indebtedness incurred under this Agreement and that which is permitted under Section 5.1 of this Agreement. All credit and loan agreements, indentures, commitments, notes and other agreements, instruments and documents pursuant to which Borrower or any of it Subsidiaries, as the case may be, has incurred or has the right to borrow or incur Indebtedness are set forth on SCHEDULE 5.1.

         3.17 CONTINGENT LIABILITIES. Except as set forth in SCHEDULE 5.2, neither Borrower nor any of its Subsidiaries has any material Contingent Liabilities.

         3.18 CHIEF PLACE OF BUSINESS; LOCATIONS OF BOOKS AND RECORDS; LOCATIONS OF ASSETS. The chief executive office of Borrower is located at 130 Waverly Street, Cambridge, Massachusetts 02139, all books and records of Borrower are located at that address, and the Borrower and its Subsidiaries have no property located at any other location, except as set forth on SCHEDULE 3.18.

         3.19 LAWS INCLUDING ENVIRONMENTAL AND SAFETY MATTERS. Borrower and each of its Subsidiaries is in compliance in all material respects with all laws, statutes, rules, regulations ordinances, orders of court or other governmental authorities, and other valid requirements of governmental authorities applicable to it including, without limitation, all environmental, health and safety statutes and regulations and specifically the Federal Resource Conservation and Recovery Act, the Federal Comprehensive Environmental Response, Compensation and Liability Act, the Federal Clean Water Act, the Clean Air Act, the requirements and regulations of the Nuclear Regulatory Commission, the Federal Occupational Safety and Health Act and the Federal Food, Drug and Cosmetic Act, and the regulations promulgated thereunder. Neither Borrower nor any of its Subsidiaries is subject to any judicial or administrative proceedings alleging the violation of any applicable law or regulation which could reasonably be expected to have a Material Adverse Effect. Neither Borrower nor any of its Subsidiaries is the subject of any federal, state or local investigation regarding, among other matters, the release of any Hazardous Material into the environment, the results of which could reasonably be expected to have a Material Adverse Effect. Neither Borrower nor any of its Subsidiaries has filed any notice under any applicable law indicating past or present treatment, storage, disposal, generation, transportation or reporting a spill or release into the environment of any Hazardous Material which could reasonably be expected to have a Material Adverse Effect. Neither Borrower nor any of its Subsidiaries has placed or disposed of, used, generated or transported any Hazardous Material in violation of any applicable law or regulation, upon or over any real property owned or leased by Borrower and any of its Subsidiaries and neither Borrower nor any of its



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Subsidiaries has knowledge of such Hazardous Material on such real property.

         3.20 INTELLECTUAL PROPERTY; FRANCHISES; PERMITS. Except as set forth on
SCHEDULE 3.20 hereto, (a) the Borrower and its Subsidiaries own or license all material Intellectual Property necessary for the conduct of their business as presently conducted; (b) all material agreements pursuant to which the Borrower and its Subsidiaries license the manufacture, marketing or sale of products employing its Intellectual Property, and all non-governmental permits and franchises material to the proper conduct of their business, are in full force and effect; (c) no claims, demands, suits, or proceedings are pending or, to the knowledge of the Borrower and its Subsidiaries, threatened which might impair their rights in any material Intellectual Property used in the conduct of their business or any material agreement relating thereto; and (d) the Borrower and its Subsidiaries have not infringed (without any license therefor) any Intellectual Property of any other Person, and the present conduct of the Borrower's and its Subsidiaries' business does not infringe any such rights in any way which would have a Material Adverse Effect.

         3.21 NEGATIVE PLEDGES. Neither Borrower nor any of its Subsidiaries is a party to or bound by any agreement, indenture, or other instrument which prohibits the creation, incurrence or allowance to exist of any mortgage, deed of trust, pledge, lien, security interest or other encumbrance or conveyance upon Borrower's or any Subsidiary's properties, except as disclosed on SCHEDULE
3.21 hereto or in favor of the Lender.

         3.22 YEAR 2000 COMPLIANCE. The Borrower has taken all necessary action to access and evaluate all of the hardware, software, embedded microchips and other processing capabilities it uses and which is used in the products it sells, directly or indirectly, and has made inquiry of the Borrower's and its Subsidiaries' material suppliers and vendors, to be able to ensure that the Borrower and its Subsidiaries and each product they sell will be able to function accurately and without interruption using date information before, during and after January 1, 2000. Any reprogramming of any computer systems or equipment required to permit the proper functioning of the Borrower and its Subsidiaries and its business and each product it sells following January 1, 2000 and any testing of such systems and equipment and each product it sells was completed by September 30, 1999, and the cost of such reprogramming and testing has not and will not result in a material adverse change in the operations, business, financial condition or prospects of the Borrower and its Subsidiaries.

         3.23 FULL DISCLOSURE. The financial statements referred to in Section 3.1, the Schedules hereto, the Loan Documents and any list, certificate, written statement, instrument, paper or other information furnished by Borrower to Lender in connection with the Loan Documents do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained therein and herein, in light of the circumstances in which they are made, not misleading.

                       ARTICLE 4. - AFFIRMATIVE COVENANTS

         Borrower covenants and agrees that so long as any Commitment remains in effect, any Note remains outstanding and unpaid, in whole or in part, or any other amount is owing to



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Lender hereunder:

         4.1 FINANCIAL STATEMENTS AND OTHER DOCUMENTS. Borrower shall furnish or cause to be furnished to Lender:

         (a) QUARTERLY FINANCIAL STATEMENTS. As soon as available and in any event within 45 days after the end of each of the first three quarterly fiscal periods of the Borrower, Consolidated statements of earnings, shareholders' equity, and cash flows of the Borrower and its Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related Consolidated balance sheets of the Borrower and its Subsidiaries as at the end of such period, setting forth in each case in comparative form, the corresponding Consolidated figures for the corresponding periods in the preceding fiscal year accompanied by a certificate of the chief financial officer of the Borrower, which certificate shall state that said Consolidated financial statements present fairly in all material respects the Consolidated financial position and results of operations of the Borrower and its Subsidiaries, in accordance with GAAP, as at the end of, and for, such period (subject to normal year-end audit adjustments);

         (b) ANNUAL FINANCIAL STATEMENTS. As soon as available and in any event within 90 days after the end of each fiscal year of the Borrower, Consolidated statements of earnings, shareholders' equity and cash flows of the Borrower and its Subsidiaries for such fiscal year and the related Consolidated balance sheets of the Borrower and its Subsidiaries as at the end of such fiscal year, setting forth in each case in comparative form, to the extent such figures appear therein, the corresponding Consolidated figures for the preceding fiscal year, and accompanied by a report thereon of independent certified public accountants satisfactory to the Lender, which report shall state that said Consolidated financial statements present fairly in all material respects the Consolidated financial position and results of operations of the Borrower and its Subsidiaries as at the end of, and for, such fiscal year in accordance with GAAP, consistently applied;

         (c) PERIODIC SEC REPORTS; COMPLIANCE CERTIFICATE. Simultaneously with the delivery of the financial statements required under Section 4.1(a) and (b) above, (i) a copy of the Borrower's Form 10-Q or 10-K filing made for the periods covered by such financial statements, together with (ii) a properly completed Compliance Certificate as of the date of such financial statements, in the form attached as EXHIBIT B hereto;

         (d) OTHER SEC REPORTS. Promptly upon their becoming available, copies of all (i) regular, periodic and special reports that the Borrower shall have filed with the Securities and Exchange Commission (or any governmental agency substituted therefor) pursuant to the Securities Exchange Act of 1934, as amended, (ii) financial statements, reports, notices or proxy or other statements sent to shareholders of the Borrower, and (iii) press releases and other statements generally made available by the Borrower to the public concerning material developments in the business of the Borrower;

         (e) ERISA NOTICES. As soon as possible and in any event within five (5) days after any officer of Borrower obtains knowledge thereof: (i) notice of Borrower's failure to make any required payment to any Plan in sufficient amount to comply with ERISA and the Code on or before the due date for such payment;
(ii) notice of the occurrence or expected occurrence of any



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"Reportable Event" under ERISA, "Prohibited Transaction" or "Accumulated Funding
Deficiency" with respect to any Plan; and (iii) notice of receipt by Borrower of any notice (A) from a Multiemployer Plan regarding the imposition of withdrawal liability; or (B) of the institution, or expectancy of the institution, of any proceeding or any other action which may result in the termination of any Plan, or Borrower's withdrawal or partial withdrawal from any Plan;

         (f) NOTICE OF DEFAULT. Promptly after the Borrower knows that any Default has occurred, a notice of such Default describing the same in reasonable detail and, together with such notice or as soon thereafter as possible, a description of the action that the Borrower has taken or proposes to take with respect thereto (a "Notice of Default");

         (g) PROJECTIONS; MANAGEMENT LETTER. (a) With the delivery of the Borrower's 10-K annual report, the Borrower's quarterly projections (income statements and balance sheets) for the then current fiscal year of the Borrower, as approved by the Board of Directors of the Borrower and (b) as soon as available, but in any event within 120 days after the end of each fiscal year of the Borrower, a copy of any letter from the Borrower's auditors to Borrower's management prepared in connection with the audited financial statements of the Borrower; and

         (h) OTHER INFORMATION. From time to time such other information regarding the property, operations, business, financial condition or prospects of the Borrower or any of its Subsidiaries as the Lender may reasonably request.

         4.2 EXISTENCE; COMPLIANCE WITH LAWS; ETC.. Borrower shall and shall cause each Subsidiary to:

         (a) CORPORATE EXISTENCE. Preserve and keep in full force and effect its corporate existence and all franchises, licenses and permits issued by governmental agencies material to the proper conduct of its business;

         (b) COMPLIANCE WITH APPLICABLE LAWS. Comply with and duly observe all applicable laws, statutes, regulations, rules, ordinances, orders of court or governmental authorities, and requirements of governmental authorities the breach of which could reasonably be expected to have a Material Adverse Effect, except when contested with due diligence, in good faith and in proper proceedings. Borrower shall also pay and cause all of its Subsidiaries to pay all of their other Indebtedness and obligations promptly and in accordance with normal terms and trade practices.

         (c) PAYMENT OF TAXES. File or cause to be filed all tax returns and reports which are required by law to be filed by it, and pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its property prior to the date on which penalties attached thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained in accordance with GAAP.

         (d) RECORDS. Keep adequate records and books of account, in which complete entries



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will be made in accordance with GAAP; and

         (e) ACCESS. Permit representatives of Lender, upon reasonable advance notice to the Borrower and during normal business hours, to examine, copy and make extracts from its books and records, to inspect any of its properties, including, without limitation, any Purchased Equipment, and to discuss its business and affairs with its officers, all to the extent reasonably requested by Lender.

         4.3 MAINTAIN PROPERTY. Borrower shall, and Borrower shall cause each of its Subsidiaries to, keep and maintain all property useful and necessary in its business in good operating condition and repair, ordinary wear and tear excepted.

         4.4 INSURANCE. Borrower shall keep adequately insured by financially sound and responsible insurers (a) all property owned or leased by it and its Subsidiaries and all property of an insurable nature, such insurance to be in at least such amounts and covering loss or damage from at least such risks and hazards (including, without limitation, business interruption insurance and use and occupancy insurance) as are usually insured against in the same geographic areas by companies engaged in similar businesses, and (b) all liabilities of Borrower and its Subsidiaries for damage to property, death or bodily injury, including without limitation insurance required under all applicable workmen's compensation laws, and insurance for such liabilities resulting from, caused by or arising out of any product sold by any predecessor of Borrower or by Borrower or any Subsidiary, all such insurance to be in at least such amounts as are usually insured against by companies engaged in the same or similar businesses.

         4.5 NOTICE OF MATERIAL EVENTS. Borrower will, promptly upon any officer of Borrower obtaining knowledge thereof, give notice to Lender of (i) any material casualty, loss or depreciation to any inventory or other property of Borrower or any Subsidiary or any litigation, investigation or other proceeding against or involving Borrower or any Subsidiary the result of any of which might have a Material Adverse Effect; (ii) any litigation, investigation (other than in the ordinary course of business), other proceeding or dispute affecting Borrower (A) which relates, in whole or in part, to any of the transactions contemplated by any of the Loan Documents, (B) which involves an amount in excess of $1,000,000, or (C) which may exist between Borrower or any Subsidiary and any governmental body; or (iii) any release of any Hazardous Materials at any location owned or leased by Borrower or any Subsidiary or any investigation or proceeding by any governmental body alleging or relating to the violation by Borrower or any Subsidiary of any law or regulation. Borrower will furnish to Lender from time to time all information which Lender shall reasonably request with respect to the status of any litigation, investigation, other proceeding or dispute to which Borrower is a party.

         4.6 DEPOSIT ACCOUNTS. Borrower shall maintain with Lender bank accounts to be used as its principal depository and operating account(s).

                         ARTICLE 5. - NEGATIVE COVENANTS

         Borrower covenants and agrees that, so long as any Commitment is in effect, any Note remains outstanding and unpaid, in whole or in part, or any other amount is owing to Lender



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hereunder, Borrower will not, directly or indirectly, and Borrower will not permit any of its Subsidiaries to:

         5.1 INDEBTEDNESS. Create, incur, assume or allow to exist any Indebtedness, except:

         (a) LOAN DOCUMENT INDEBTEDNESS. Indebtedness evidenced by the Note and any other Indebtedness owing to or held by Lender arising under any of the Loan Documents;

         (b) DISCLOSED INDEBTEDNESS. Indebtedness of Borrower existing on the Initial Borrowing Date and disclosed in SCHEDULE 5.1 (including, without limitation, all Capital Lease Obligations and purchase money financings existing on the Initial Borrowing Date); PROVIDED, HOWEVER, that, without the prior written consent of Lender, none of such Indebtedness shall be renewed, extended or otherwise modified in any material respect and may be extended by Borrower only on substantially the same terms and conditions as in effect on the date hereof;

         (c) UNSECURED CURRENT LIABILITIES. Unsecured current liabilities (not the result of borrowing) incurred in the ordinary course of business which are not evidenced by notes or instruments and which are not more than sixty (60) days overdue from the original due dates thereof (unless and to the extent only that any such liability is contested by Borrower in good faith by appropriate proceedings and adequate reserves have been set aside with respect thereto in accordance with GAAP);

         (d) ADDITIONAL CAPITAL LEASES AND PURCHASE MONEY FINANCINGS. Capital Leases and purchase money financings incurred in the ordinary course of business by Borrower for the lease or purchase of Capital Equipment provided that the aggregate outstanding amount of all Capital Leases and purchase money financings existing on the Initial Borrowing Date plus all additional Capital Leases and purchase money financings incurred after the Initial Borrowing Date shall not exceed $20,000,000, the amount of each such Capital Lease or purchase money financing does not exceed 100% of the lesser of the cost or fair market value of such Capital Equipment (and Borrower agrees to furnish copies of the documentation for its outstanding Capital Leases and purchase money financings to Lender from time to time upon request);

         (e) INDEBTEDNESS AMONG SUBSIDIARIES. Indebtedness existing as of the date hereof and disclosed on Schedule 5.1 of (i) Subsidiaries of the Borrower to the Borrower, (ii) the Borrower to any of its Subsidiaries, or (iii) Subsidiaries to Subsidiaries, provided that any such Indebtedness of the Borrower to its Subsidiaries is subordinated as to payment of the Obligations in a manner satisfactory to Lender; and

         (f) APPROVED INDEBTEDNESS. Indebtedness for borrowed money incurred after the Initial Borrowing Date with prior notice to and the written consent of Lender.

         5.2 CONTINGENT LIABILITIES. Except for Contingent Liabilities existing on the Initial Borrowing Date and disclosed on SCHEDULE 5.2, create, incur, assume or allow to exist any Contingent Liabilities in excess of $500,000, in the aggregate, except for Contingent Liabilities arising out of the endorsement of instruments for deposit or collection in the ordinary course of business.



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         5.3 LIMITATION ON LIENS. Create, incur, assume or allow to exist, any
Lien upon any of its property, income or profits, whether now owned or held or hereafter acquired, including attachment, levy, garnishment or other judicial process relating to such property, except:

         (a) Liens in existence on the date hereof and listed on SCHEDULE 5.3 hereof;

         (b) Liens imposed by any governmental authority for taxes, assessments or charges not yet due or that are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Borrower, in accordance with GAAP;

         (c) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business that are not overdue or that are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained or the books of the Borrower, in accordance with GAAP;

         (d) pledges or deposits under worker's compensation, unemployment insurance and other social security legislation;

         (e) deposits to secure the performance of bids, trade contracts (other than for Indebtedness), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

         (f) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business and encumbrances consisting of zoning restrictions, easements, licenses, restrictions on the use of property or imperfections in title thereto that, in the aggregate, are not material in amount, and that do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Borrower or any of its Subsidiaries;

         (g) Liens upon Capital Equipment to secure purchase money Indebtedness or Capital Lease of the Borrower or a Subsidiary permitted under Section 5.1(a); PROVIDED, THAT, (i) such Lien does not extend to or cover any other property of the Borrower or such Subsidiary and (ii) such Lien does not secure any Indebtedness other than the Indebtedness so incurred;

         (h) Liens arising from or upon any judgment or award, provided that such judgment or award does not exceed $50,000 and is being contested in good faith by proper appeal proceedings, such judgment or award is not secured by any Lien which is not discharged within thirty (30) days, and only so long as execution thereon shall be stayed; and

         (i) Liens now or hereafter granted to the Lender under the Loan Documents.

         5.4 MERGERS; DISSOLUTION; DISPOSALS; OR ACQUISITIONS. (a) Enter into any transaction of merger or consolidation or amalgamation; (b) liquidate, wind-up or dissolve itself; (c) convey, sell, issue, exchange, lease, assign, transfer or otherwise dispose of all or any material portion of its business or property or the business, property or stock of any Subsidiary (other than sales of



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inventory in the ordinary course of business and obsolete equipment or equipment no longer used or useful in the business of Borrower); or (d) without the prior written consent of the Lender, make any Investment in or purchase, lease or otherwise acquire all or any material portion of the business or property of any other Person or enter into any Joint Venture or any exclusive licensing agreement for any of its material Intellectual Property; PROVIDED, HOWEVER, that notwithstanding the foregoing so long as no Default or Event of Default exists, the Borrower may enter into agreements, including licensing agreements, relating to the research, development, marketing and sale of its products and Intellectual Property in the ordinary course of its business and on reasonable and appropriate terms and conditions including the payment of fair and reasonable compensation to the Borrower.

         5.5 INVESTMENTS AND LOANS. Except as permitted by Section 5.1(e) make any Investment in or make any loan or other advances of money to any Person, including, without limitation, any Subsidiary, except for loans and advances to employees for salary, travel advances, advances against commissions and similar advances in the ordinary course of BUSINESS or pursuant to the investment policy attached hereto as SCHEDULE 5.5.

         5.6 DIVIDENDS. Pay or set aside any amount to pay any Dividends.

         5.7 TRANSACTIONS WITH AFFILIATES. Enter into or be a party to any agreement or transaction with any Affiliate, except in the ordinary course of Borrower's business and pursuant to reasonable requirements of Borrower's business and upon fair and reasonable terms and conditions which are fully disclosed to Lender and are no less favorable to Borrower than would obtain in a comparable arm's length transaction with a person not an Affiliate of Borrower.

         5.8 NEGATIVE PLEDGE. Directly or indirectly, enter into any agreement, indenture, or other instrument which prohibits the creation, incurrence or allowance to exist of any mortgage, deed of trust, pledge, lien, security interest or other encumbrance or conveyance upon any of Borrower's or its Subsidiaries' property, except for negative pledges in connection with Indebtedness incurred under Capital Leases and purchase money financings permitted under Section 5.1(d) hereof, provided that such negative pledges apply only to the Capital Equipment purchased or leased pursuant thereto and not to any other property.

         5.9 MINIMUM LIQUIDITY RATIO. Permit the Borrower's Liquidity Ratio, on a Consolidated basis, to be less than [***] to 1.0 at any time.

         5.10 MINIMUM TANGIBLE CAPITAL BASE. Permit the Borrower's Tangible Capital Base, on a Consolidated Basis, to be less than [*******] at any time.

         5.11 MINIMUM DEBT SERVICE TEST/MINIMUM CASH AND CASH EQUIVALENTS. Permit, for any fiscal quarter, the Borrower's Debt Service Coverage Ratio, on a Consolidated basis, to be less than [***] to 1.0, for the period of the four consecutive fiscal quarters ending with such fiscal quarter; UNLESS the sum of the Borrower's Unrestricted Cash on a Consolidated basis, is not less than the GREATER of: (x) the sum of (1) the product of the net loss, as determined in accordance with GAAP excluding all extraordinary and nonrecurring gains and losses (the "Net Loss") for such fiscal quarter, MULTIPLIED BY four, PLUS (2) Funded Indebtedness; or (y) the sum of



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(1) the Net Loss for the period of the four consecutive fiscal quarters ending with such fiscal quarter, PLUS (2) Funded Indebtedness.

         5.12 LINES OF BUSINESS. Engage to any significant extent, or permit any Subsidiary to engage to any significant extent, in any line or lines of business activity other than the biotechnology or pharmaceutical businesses.

         5.13 TANGIBLE CAPITAL BASE. Permit, at any time, (a) the sum of the Tangible Capital Base of Borrower alone and VSC alone (in each case, exclusive of any investment in Subsidiaries and any Indebtedness owed by any Subsidiary to the Borrower) to be less than 90% of the Tangible Capital Base of the Borrower and its Subsidiaries.

                        ARTICLE 6. - CONDITIONS PRECEDENT

         6.1 CONDITIONS OF INITIAL EXTENSION OF CREDIT. The obligation of Lender to make a Term Loan on the Initial Borrowing Date is subject to the satisfaction of the condition precedent that Lender shall have received on or before such date, the following items in form and substance satisfactory to Lender and its counsel executed where appropriate by a duly authorized officer of Borrower:

LOAN DOCUMENTS

                  (a)      CREDIT AGREEMENT. This Agreement;

                  (a)      TERM NOTE. The Term Note; and

                  (b) PLEDGE AGREEMENT. The Pledge Agreement, together with originals of all share certificates of capital stock of VSC, accompanied by an executed, undated stock power with respect to such shares.

CORPORATE DOCUMENTS:

                  (d) CORPORATE RESOLUTIONS. Copies of resolutions of the Board of Directors (and, if necessary, the Stockholders) of Borrower, authorizing the execution, delivery and performance of the Loan Documents to which Borrower is a party, and the transactions contemplated thereby, certified as of the Initial Borrowing Date by the Secretary/Clerk or Assistant Secretary/Clerk of Borrower (which certificate shall state that such resolutions have not been amended, modified, revoked or rescinded as of such date);

                  (e) CORPORATE INCUMBENCY CERTIFICATE. Certificate of the Secretary/Clerk or Assistant Secretary/Clerk of Borrower, dated as of the Initial Borrowing Date, certifying the names and titles of the officers authorized to execute the Loan Documents to which Borrower is a party and any other documents related to any thereof, together with specimen signatures of such officers;



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

                  (f) CHARTER DOCUMENTS. Copies of (i) the charter documents and all amendments thereto of Borrower and VSC, currently certified by the Office of the Secretary of State for the Commonwealth of Massachusetts, and (ii) the By-Laws of Borrower and VSC certified as of the Initial Borrowing Date by the Secretary/Clerk or Assistant Secretary/Clerk of the Borrower;

                  (g) LEGAL GOOD STANDING CERTIFICATES. For each of Borrower and VSC, a certificate of legal existence and good standing issued by the Office of the Secretary of State for the Commonwealth of Massachusetts and a certificate of foreign qualification and good standing issued by the Secretary of State of each state of foreign qualification or authorization, all of which shall be dated currently;

                  (h) TAX GOOD STANDING CERTIFICATES. For each of Borrower and VSC, a certificate of tax good standing currently dated from each jurisdiction in which such party is obliged to file tax returns and pay taxes (or, to the extent any such certificates are unobtainable, because it is not the practice of the taxing authority to issue such certificate, or because of time delays in the issuance of such certificate attributable to such taxing authority, a letter from Borrower's or VSC's, as the case may be, chief financial officer setting forth the nature of the tax obligation and the relevant jurisdiction, and certifying that all required returns have been duly filed and all required taxes shown thereon paid);

MISCELLANEOUS DOCUMENTS:

                  (i) UCC AND OTHER SEARCHES. Copies of UCC, tax lien, judgment, bankruptcy and other searches reasonably requested by Lender of all appropriate filing offices relating to the Borrower and its Subsidiaries;

                  (j) TERMINATIONS AND DISCHARGES. Termination Statements, mortgage discharges and other discharges of all Liens other than those permitted under Section 5.3 hereof;

                  (k) LEGAL OPINIONS. Written opinions of counsel for Borrower and VSC in form and content satisfactory to Lender, dated the Initial Borrowing Date, addressed to Lender and covering such matters related to the Borrower and VSC and the transactions contemplated hereby as Lender may request;

                  (l) CONSENTS. Copies of all consents or approvals of any Person that may be required in connection with the transactions contemplated by the Loan Documents;

                  (m) FEES. Execution of the facility fee letter referenced under Section 2.7 hereof, and payment of the facility fee set forth therein, together with the estimated fees and disbursements of Lender's counsel in connection with the Loan Documents and the transactions contemplated hereby; and

                  (n) ADDITIONAL CLOSING AGENDA ITEMS. Fulfillment, to Lender's satisfaction, of each of the additional items set forth on the closing agenda for this transaction.



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

         6.2 CONDITIONS OF ALL LOANS. The Lender's obligation to make any Loan is subject to the fulfillment of the following additional conditions precedent:

                  (a) REPRESENTATIONS. The representations and warranties made by any party to any Loan Document (other than Lender) in any Loan Document or in any certificate, document or financial or other statement furnished at any time under or in connection therewith shall be true and correct on and as of the Borrowing Date for such Loan as if made on and as of such date, provided that, if any such representation or warranty is expressly required herein or therein to be made only as of a specific date, such representation or warranty shall be true or correct as of such date;

                  (b) NO DEFAULT. No Default or Event of Default shall have occurred and be continuing on the Borrowing Date for such Loan either before or after giving effect to the Loan made on such date; and

                  (c) NO MATERIAL ADVERSE EFFECT. There shall have occurred no event or change in circumstances having a Material Adverse Effect since the date of the most recent financial statements delivered by Borrower to Lender.

         Each request for a Loan by Borrower hereunder shall constitute a representation and warranty by Borrower as of the date of such request or application that the conditions contained in paragraphs (a) through (c) of this
Section 6.2 have been satisfied.

                         ARTICLE 7. - EVENTS OF DEFAULT

         7.1 EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an Event of Default:

                  (a) FAILURE OF PAYMENT. If Borrower fails to pay any principal, interest or other amount due, under this Agreement or with respect to any Loan on the date due (whether on a scheduled payment date or otherwise) and in the manner provided herein;

                  (b) MISSTATEMENTS. If any representation, warranty or other statement made herein or in any other Loan Document or otherwise in writing by or on behalf of Borrower or any Subsidiary in connection herewith proves to be or to have been incorrect or misleading in any material respect as of the date at which it is made or deemed to be made;

                  (c) PERFORMANCE OF OTHER COVENANTS. If Borrower defaults in the due performance or observance of:

                  (i) any covenant contained in Sections 4.1, 4.2(a) or 4.4 or Article 5 or

                  (ii) any other covenant, condition or provision to be performed or observed by it hereunder or under any of the Loan Documents (other than a payment or covenant default the performance or observance of which is dealt with specifically elsewhere in this Section 7.1) and the breach of



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

                         such other provision is not cured to Lender's satisfaction within thirty (30) days after the sooner to occur of Borrower's receipt of notice of such breach from Lender or the date on which such failure or neglect first becomes known to any officer of Borrower.

                  (d) OTHER INDEBTEDNESS. If Borrower or any Subsidiary defaults, which default continues after any applicable grace or cure period, in any payment of principal of or interest on any Indebtedness for borrowed money in excess of $1,000,000, including, without limitation, on any Capital Lease or any other default occurs with respect to any Indebtedness for borrowed money in excess of $1,000,000 giving the holder thereof the right to accelerate the payment thereof or require such Indebtedness to be paid before its stated maturity or before any regularly scheduled date of prepayment;

                  (e) MATERIAL CONTRACTS. Any default occurs under any material contract of Borrower or any Subsidiary which default gives any other party to such contract the right to terminate such contract or exercise remedies and such termination or remedies are reasonably likely to have a Material Adverse Effect;

                  (f) JUDGMENTS. If Borrower or any Subsidiary permits any judgment against it in excess of $1,000,000 to remain undischarged for a period of more than thirty (30) days unless (i) during such period such judgment is effectively stayed or bonded, on appeal or otherwise; or (ii) such judgment is insured, subject only to the Borrower's or Subsidiary's regular deductible amount, without exception;

                  (g) LEVY, ATTACHMENTS. If any levy, seizure, attachment, execution or similar process shall be issued on any of the Borrower's or its Subsidiaries' cash, accounts or any material property and, with respect to attachments only, such attachment is not voided or removed within 10 days of such issuance;

                  (h) VOLUNTARY BANKRUPTCY. If Borrower or any Subsidiary (i) commences a voluntary case under the Bankruptcy Code (as now or hereafter in effect); or (ii) files a petition or commences any case, proceeding, or action in bankruptcy or seeking reorganization, liquidation, dissolution, winding-up, arrangement, composition, readjustment of its debts or any other relief under any other bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement, composition, readjustment of debt or similar act or law of any jurisdiction, now or hereafter existing; or (iii) takes any action indicating its consent to, approval of, or acquiescence in, any such case, proceeding or other action; or (iv) applies for a receiver, trustee or custodian of it or for all or a substantial part of its property; or (v) makes an assignment for the benefit of creditors; or (vi) is unable to pay its debts as they mature or admits in writing such inability; or (vii) is adjudicated insolvent or bankrupt;

                  (i) INVOLUNTARY BANKRUPTCY. (i) If there is commenced against Borrower or any Subsidiary (1) an involuntary case under the Bankruptcy Code (as now or hereafter in effect); or (2) any case or proceeding or any other action in bankruptcy or seeking reorganization, liquidation, dissolution, winding-up, arrangement, composition, readjustment of its debts or any other relief under any other bankruptcy, insolvency, reorganization, liquidation, dissolution,



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

arrangement, composition, readjustment of debt or similar act or law of any jurisdiction, now or hereafter existing, or seeking appointment of a receiver, trustee or custodian of Borrower or any Subsidiary or for all or a substantial part of the property of either of them, and any of the foregoing cases, proceedings, or actions is not dismissed within sixty (60) days; or (ii) if an order, judgment or decree approving any of the foregoing is entered or a warrant of attachment, execution or similar process against any substantial part of the property of Borrower or any Subsidiary is issued, and such order, judgment, decree, warrant, execution or similar process is not vacated or stayed within sixty (60) days; or (iii) if an order for relief under the Bankruptcy Code (as now or hereafter in effect) is entered against Borrower or any Subsidiary;

                  (j) CHANGE IN CONTROL OF BORROWER. A Change in Control shall occur; or

                  (k) MATERIAL ADVERSE EFFECT. Any event or change in circumstances having a Material Adverse Effect.

         7.2 LENDER'S REMEDIES. Upon the occurrence of any such Event of Default, Lender may, at Lender's option, immediately exercise one or more of the following rights: (a) declare all obligations of Lender to Borrower, including, without limitation, the Commitments to be terminated, whereupon such obligations shall immediately terminate; (b) declare all obligations of Borrower to Lender, including, without limitation, the Loans and all other amounts owing under this Agreement and the Note to be immediately due and payable, whereupon they shall immediately become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived; and (c) exercise any and all rights and remedies of the Lender under Section 11 of the Pledge Agreement; PROVIDED, however, that upon the occurrence of any such Event of Default specified in Sections 7.1(h) or 7.1(i), the Commitments shall immediately terminate and all obligations of Borrower to Lender, including, without limitation, Loans and all other amounts owing under this Agreement and the Note shall immediately become due and payable without presentment, further demand, protest or notice of any kind, all of which are hereby expressly waived.

         7.3 CROSS DEFAULT It is agreed by Borrower that any Event of Default under this Agreement will constitute an event of default under all Loans and all of the Loan Documents and all other agreements and evidences of Indebtedness between Borrower and Lender, whether now existing or hereafter executed and whether or not such is an event of default therein.

         7.4 SETOFF. Borrower hereby grants to Lender a lien, security interest and right of set off as security for all liabilities and obligations to Lender, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Lender or any entity under the control of Fleet Financial Group, Inc., or in transit to any of them. At any time, without demand or notice, Lender may set off the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the Loans. ANY AND ALL RIGHTS TO REQUIRE LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOANS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH



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

RESPECT TO SUCH DEPOSITS, CREDIT OR OTHER PROPERTY OF THE BORROWER ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

                           ARTICLE 8. - MISCELLANEOUS

         8.1 NOTICES. Except as otherwise specified herein, all notices to or upon the parties hereto shall be in writing (including teletransmissions), shall be given or made to the party to which such notice is required or permitted to be given or made under this Agreement at the address or telex or telecopier number set forth below or at such other address or telex or telecopier number as any party hereto may hereafter specify to the others in writing, and (unless otherwise specified herein) shall be deemed delivered on receipt, if teletransmitted or delivered by hand, or three (3) Business Days after mailing, and all mailed notices shall be by registered or certified mail, postage prepaid:

         If to Borrower to:

                  Vertex Pharmaceuticals Incorporated
                  130 Waverly Street
                  Cambridge, MA 02139
                  Attention:  Thomas G. Auchincloss, Jr., Vice President of
                              Finance
                  Fax No.  (617) 577-6680

         With a copy to:

                  Vertex Pharmaceuticals Incorporated
                  130 Waverly Street
                  Cambridge, MA 02139
                  Attention: Sarah P. Cecil, Esquire, Corporate Counsel Fax No. (617) 577-6680

         If to Lender to:

                  Fleet National Bank
                  High Technology Division
                  One Federal Street
                  Boston, MA 02110
                  Attention: Kimberly A. Martone, Senior Vice President Fax No. 617-346-0151

         With a copy to:

                  Brown, Rudnick, Freed & Gesmer, P.C.
                  One Financial Center
                  Boston, MA  02111
                  Attention:  Jeffery L. Keffer, Esquire



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

                  Facsimile No. (617) 856-8201

         8.2 NO WAIVER OF RIGHTS. No failure to exercise nor any delay in exercising, on the part of Lender, any right, remedy, power or privilege under the Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power, or privilege operate as a waiver of any further or complete exercise thereof. No waiver shall be effective unless in writing. No waiver or condonation of any breach on one occasion shall be deemed a waiver or condonation on any other occasion.

         8.3 OBLIGATIONS ABSOLUTE; CUMULATIVE REMEDIES. All payments to be made by the Borrower hereunder and under the Note and other Loan Documents shall be made in immediately available funds and shall be absolute and unconditional and shall not be subject to set off, recoupment or counterclaim of any kind. Each of the Loan Documents and the obligations of Borrower thereunder are in addition to and not in substitution for any other obligations or security interests now or hereafter held by Lender and shall not operate as a merger of any contract or debt or suspend the fulfillment of or affect the rights, remedies, powers, or privileges of Lender in respect of any obligation or other security interest held by it for the fulfillment thereof. The rights and remedies provided in the Loan Documents are cumulative and not exclusive of any other rights or remedies provided by law.

         8.4 SUCCESSORS. This Agreement shall be binding upon and inure to the benefit of Borrower, Lender and all future holders of the Note, and their respective successors and assigns, except that Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of Lender. Lender shall have the unrestricted right at any time or from time to time, and without Borrower's consent, to assign all or any portion of its rights and obligations hereunder to one or more banks or other financial institutions (each, an "Assignee"), and Borrower agrees that it shall execute, or cause to be executed, such documents, including without limitation, amendments to this Agreement and to any other documents, instruments and agreements executed in connection herewith as Lender shall deem necessary to effect the foregoing. In addition, at the request of Lender and any such Assignee, Borrower shall issue one or more new promissory notes, as applicable, to any such Assignee and, if Lender has retained any of its rights and obligations hereunder following such assignment, to Lender, which new promissory notes shall be issued in replacement of, but not in discharge of, the liability evidenced by the Note held by Lender prior to such assignment and shall reflect the amount of the respective Commitments and Loans held by such Assignee and Lender after giving effect to such assignment. Upon the execution and delivery of appropriate assignment documentation, amendments and any other documentation required by Lender in connection with such assignment, and the payment by Assignee of the purchase price agreed to by Lender, and such Assignee, such Assignee shall be a party to this Agreement and shall have all of the rights and obligations of Lender hereunder (and under any and all other guaranties, documents, instruments and agreements executed in connection herewith) to the extent that such rights and obligations have been assigned by Lender pursuant to the assignment documentation between Lender and such Assignee, and Lender shall be released from its obligations hereunder and thereunder to a corresponding extent. Lender may furnish any information concerning Borrower in its possession from time to time to prospective Assignees, provided that Lender shall require any



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

such prospective Assignee to agree in writing to maintain the confidentiality of such information.

         8.5 PARTICIPANTS.

                  (a) LENDER'S RIGHTS. Lender shall have the unrestricted right at any time and from time to time, and without the consent of or notice to Borrower or any guarantor, to grant to one or more banks or other financial institutions (each, a "Participant") participating interests in Lender's obligation to lend under the Loan Documents and/or any or all of the loans held by Lender hereunder. In the event of any such grant by Lender of a participating interest to a Participant, whether or not upon notice to Borrower, Lender shall remain responsible for the performance of its obligations under the Loan Documents and Borrower shall continue to deal solely and directly with Lender in connection with Lender's rights and obligations hereunder and thereunder. Lender may furnish any information concerning Borrower in its possession from time to time to prospective participants, provided that Lender shall require any such prospective participant to agree in writing to maintain the confidentiality of such information.

                  (b) QUALIFYING PARTICIPATION EVENT. A "Qualifying Participation Event" shall be deemed to have occurred upon the occurrence of all of the following on or before December 31, 2000: (i) a Participant who is a non-affiliate of the Lender and who is satisfactory in all respects to the Lender in its discretion purchasing a participation interest in Lender's obligation to lend under the Loan Documents and/or any or all of the loans held by Lender hereunder in the amount of not less than $5,000,000; (ii) the execution and delivery of such a Participant's written agreement that the Amortization Number (as defined in the Term Note) may be increased to forty (40); and (iii) the execution and delivery by such a Participant of any and all documents evidencing such purchase in form and substance satisfactory to the Lender. The Borrower agrees that: (i) the Lender has no obligation to solicit potential Participants; and (ii) the Lender has no obligation to require or persuade potential Participants to agree to increase the Amortization Number to forty (40) as a pre-condition to becoming a Participant.

         8.6 GOVERNING LAW. This Agreement, the Note and other Loan Documents shall be governed by, and construed and interpreted in accordance with, the laws of the Commonwealth of Massachusetts.

         8.7 SUBMISSION TO JURISDICTION; WAIVER OF TRIAL BY JURY.

                  (a) For purposes of any action or proceeding involving the Loan Documents or any other agreement or document referred to therein, Borrower hereby submits to the jurisdiction of all federal and state courts located in the Commonwealth of Massachusetts and consents that any order, process, notice of motion or other application to or by any of said courts or a judge thereof may be served within or without such court's jurisdiction by registered mail or by personal service, PROVIDED a reasonable time for appearance is allowed (but not less than the time otherwise afforded by any law or rule).

                  (b) THE BORROWER AND LENDER MUTUALLY HEREBY KNOWINGLY,



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

VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR LENDER TO ACCEPT THIS AGREEMENT AND MAKE THE LOANS.

         8.8 COMPLETE AGREEMENT, AMENDMENTS. This Agreement, together with the Note and other Loan Documents contains the entire agreement between the parties with respect to the transactions contemplated hereby, and supersedes all negotiations, presentations, warranties, commitments, offers, contracts and writings prior to the date hereof relating to the subject matter. This Agreement may only be amended, modified, waived, discharged or terminated by a writing signed by the party to be charged with such amendment, modification, waiver, discharge or termination.

         8.9 EXPENSES. The Borrower shall pay on demand, regardless of whether any Default or Event of Default has occurred or whether any proceeding to enforce any Loan Document has been commenced, all out-of-pocket expenses (including, without limitation, the reasonable fees and disbursements of counsel to Lender) incurred by Lender in connection with (a) the negotiation, preparation, filing or recording of the Loan Documents, and any future requests for amendments or waivers of the Loan Documents (whether or not the transactions contemplated thereby shall be consummated), (b) the collection of the Loans and any and all other obligations of Borrower to Lender whether now existing or hereafter arising, or with the preservation, exercise or enforcement of Lender's rights and remedies under or in connection with the Loan Documents, including, without limitation, any and all expenses incurred by Lender in or in connection with any case commenced by or against Borrower under the Bankruptcy Code, and
(c) any claim or liability for any stamp, excise or other similar taxes and any penalties or interest with respect thereto that may be levied, collected, withheld or assessed by any jurisdiction in connection with the execution and delivery of the Loan Documents or any modification thereof. This covenant shall survive payment of the Loans and termination of this Agreement. Borrower hereby authorizes Lender to debit Borrower's deposit accounts if Borrower fails to pay such amount promptly after demand.

         8.10 INDEMNIFICATION. Borrower agrees to indemnify and hold Lender harmless from and against any and all loss, liability, obligations, damages, penalties, judgments, actions, investigations, claims, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) now or in the future incurred by or asserted against Lender by any Person arising out of or in connection with any past, present, or future action or inaction by Lender or Borrower in connection with any Loan Document, or any transaction contemplated thereby, except any action or inaction arising out of Lender's gross negligence or willful misconduct as determined by a court of competent jurisdiction in an order binding on Lender and not subject to appeal.



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

         8.11 SURVIVAL OF AGREEMENTS. All covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the making of Loans and the execution and delivery to Lender of the Note and shall continue in full force and effect so long as any Note is outstanding and unpaid or this Agreement remains in effect. All agreements, obligations and liabilities of Borrower under this Agreement concerning the payment of money to Lender, other than the obligation to pay principal of and interest on Loans, shall survive the payment in full of Loans and termination of this Agreement.

         8.12 SEVERABILITY. Any provision hereof that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         8.13 DESCRIPTIVE HEADINGS. The Table of Contents and the captions in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

         8.14 COUNTERPARTS. This Agreement may be executed by one or more of the parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         8.15 PLEDGE TO FEDERAL RESERVE. Lender may at any time pledge all or any portion of its rights under the Loan Documents including any portion of the Note to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or enforcement thereof shall release Lender from its obligations under any of the Loan Documents.

         8.16 LOST NOTE. Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Note or any other Loan Documents which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon receipt of an affidavit of surrender and cancellation of such Note or other Loan Document, Borrower will issue, in lieu thereof, a replacement Note or other Loan Document in the same principal amount thereof and otherwise of like tenor.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]


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

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as an instrument under seal by their respective duly authorized officers as of the date first written above.

WITNESS: VERTEX PHARMACEUTICALS INCORPORATED

___________________________        By: _________________________________________
                                   Name:        Thomas G. Auchincloss, Jr.
                                   Title:       Vice President, Finance

                                   FLEET NATIONAL BANK

___________________________        By: _________________________________________
                                   Name:        Kimberly A. Martone
                                   Title:       Senior Vice President




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

                                   SCHEDULE 1

                                   DEFINITIONS

         "ACCUMULATED FUNDING DEFICIENCY" - the amount referred to by such term as defined in Section 302(a)(2) of ERISA.

         "AFFILIATE" - as to any Person (a) any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with such Person, or (b) any other Person who is an officer or director of such Person, or (c) any Person described in clause (a) above (other than any Subsidiary all of the capital stock of which is owned by Borrower).

         "AUTHORIZED REPRESENTATIVE" - any person holding the position of President, Treasurer or Vice President of Finance of the Borrower at any time.

         "BANKRUPTCY CODE" - The Bankruptcy Reform Act of 1978, as heretofore and hereafter amended, and codified as 11 U.S.C. Sections 101, et seq.

         "BORROWING DATE" - the Business Day on which any Loan is made.

         "BUILD-OUT FEES" - the fees earned and reimbursable expenses incurred by architects, contractors, and engineers for their services in connection with the build-out of the Borrower's premises at 200 Sidney Street, Cambridge, Massachusetts.

         "BUSINESS DAY" - any day other than a Saturday, Sunday or day on which shall be in the Commonwealth of Massachusetts a legal holiday or a day on which banking institutions in Boston, Massachusetts are required or authorized to close.

         "CAPITAL EQUIPMENT" - equipment that in accordance with GAAP is required or permitted to be depreciated or amortized on Borrower's balance sheet.

         "CAPITAL EXPENDITURES" - for any period, the sum of (i) all expenditures that, in accordance with GAAP, are required to be included in land, property, plant or equipment or similar fixed asset account (whether involving real or personal property) and (ii) Capital Lease Obligations incurred during such period (excluding renewals of Capital Leases).

         "CAPITAL LEASE" - any capital lease, conditional sales contract or other title retention agreement relating to the acquisition of Capital Equipment.

         "CAPITAL LEASE OBLIGATIONS" - the aggregate capitalized amount of the obligations of Borrower under all Capital Leases.

         "CASH EQUIVALENTS" - (a) securities with maturities of 180 days or less from the date of acquisition issued or fully guaranteed or insured as to payment of principal and interest by the United States or any agency thereof, (b) certificates of deposit with maturities of 365 days or less



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

from the date of acquisition issued by Lender or any domestic commercial bank having capital and surplus reasonably acceptable to Lender and (c) commercial paper of a domestic issuer rated at least either A-1 by Standard & Poor's or B-1 by Moody's Investors Service with maturities of 180 days or less from the date of acquisition.

         "CHANGE IN CONTROL" - at any time that any Person, together with the affiliates and associates of such Person within the meaning of Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), shall acquire beneficial ownership within the meaning of Rule 13d of the Exchange Act of fifty (50%) percent or more of the voting stock or total equity of the Borrower, or if a change in the Board of Directors of Borrower in which the individuals who constituted the Board of Directors at the beginning of the two (2) year period immediately preceding such change (together with any other director whose election by the Board of Directors was approved by at least two-thirds of the directors then in office at the beginning of such period) cease for any reason to constitute a majority of the directors of the Borrower then in office.

         "COMMITMENTS" - the Term Loan Commitment.

         "COMMONLY CONTROLLED ENTITY" - an entity, whether or not incorporated, which is under common control with Borrower within the meaning of Section 414(b) or (c) of the IRC.

         "CONSOLIDATED" - when used with reference to any term, that term as applied to the accounts of the Borrower and all of its Subsidiaries, consolidated in accordance with GAAP.

         "CONTINGENT LIABILITY" - any obligation of Borrower guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly.

         "DEBT SERVICE COVERAGE RATIO" - for any period, the quotient of: (i) the sum of (a) net earnings (loss) as determined in accordance with GAAP excluding all extraordinary and nonrecurring gains, PLUS (b) the sum of interest, taxes, depreciation, and amortization (to the extent that any of the foregoing were deducted in calculating net earnings (loss)); DIVIDED BY (ii) the sum of (a) current maturities of long-term Indebtedness, PLUS (ii) interest expense, PLUS (iii) non-financed Capital Expenditures.

         "DEFAULT" - any event specified in Article 7, whether or not any requirement for the giving of notice or lapse of time or any other condition has been satisfied.

         "DIVIDENDS" means, for any applicable period, the aggregate of all amounts paid or payable (without duplication) as dividends (exclusive of dividends payable solely in capital stock of Borrower), distributions or owner withdrawals with respect to Borrower's shares of capital stock, whether now or hereafter outstanding and includes any purchase, redemption or other retirement of any shares of the Borrower's stock, directly or indirectly.

         "DOLLARS" and "$" - lawful money of the United States. Any reference to payment means payment in lawful money of the United States in immediately available funds.



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

         "ELIGIBLE ACCOUNTS" - shall mean accounts receivable of the Borrower arising from the sale of inventory or provision of services in the ordinary course of business, that are unpaid less than 90 days from the invoice date, that are not subject to counterclaim, setoff or other claim of any kind, and that are otherwise reasonably acceptable to Lender.

         "ERISA" - the Employee Retirement Income Security Act of 1974, as amended from time to time, including all regulations promulgated under such Act.

         "EVENT OF DEFAULT" - any event specified in Article 7, PROVIDED that any requirement for the giving of notice or lapse of time or any other condition has been satisfied.

         "FUNDED INDEBTEDNESS" - shall mean all obligations of the Borrower for borrowed money including, without limitation, all Capital Lease Obligations and all obligations in respect of advances made or to be made under letters of credit issued for such Person's account and in respect of acceptance of drafts drawn by such Person.

          "GAAP" - those generally accepted accounting principles set forth in Statements of the Financial Accounting Standards Board and in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants or which have other substantial authoritative support in the United States and are applicable in the circumstances, as applied on a consistent basis. As used in the preceding sentence "consistent basis" shall mean that the accounting principles observed in the current period are comparable in all material respects to those applied in the preceding period.

         "HAZARDOUS MATERIAL" - any hazardous waste, toxic substance hazardous chemical, radioactive material, hazardous material, oil or gasoline, under any applicable federal or state statute, county or municipal law or ordinance, including (without limitation) any substance defined as a "hazardous substance" or "toxic substance" (or comparable term) in the Comprehensive Environmental Response, Compensation and Liability Act, as amended (42 U.S.C. 9601, ET SEQ.), the Hazardous Materials Transportation Act (49 U.S.C. 1802), or the Resource Conservation and Recovery Act (42 U.S.C. 6901, ET SEQ.).

         "INDEBTEDNESS" - with respect to any Person, any item that would properly be included as a liability on the liability side of a balance sheet of such Person as of any date as of which Indebtedness is to be determined and includes (but is not limited to) (a) all obligations for borrowed money including all Loans, (b) all obligations evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations to pay the deferred purchase price of property or services, (d) all Capital Lease Obligations, (e) all Contingent Liabilities, and (e) all obligations in respect of advances made or to be made under letters of credit issued for such Person's account and in respect of acceptances of drafts drawn by such Person.

         "INITIAL BORROWING DATE" - the date of this Agreement.

         "INTANGIBLE ASSETS" - all intangible assets of the Borrower including, without limitation, all deferred assets, patents, copyrights, trademarks, non-compete agreements and similar intangibles, good will, unamortized debt discount and expenses, and all investments other than



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

Marketable Investments.

         "INTELLECTUAL PROPERTY" - shall mean "Intellectual Property," as defined in Section 101(35A) of the Bankruptcy Code, now or hereafter owned by Borrower or any of its Subsidiaries, together with all of the following property now or hereafter owned by Borrower or any of its Subsidiaries: all domestic and foreign patents and patent applications; inventions, discoveries and improvements, whether or not patentable; trademarks, trademark applications and registrations; service marks, service mark applications and registrations; copyrights, copyright applications and registrations; all licenses therefor; trade secrets and all other proprietary information.

         "INVESTMENT" - any transfers of property to, contribution to capital of, acquisition of stock, other securities or evidences of indebtedness of, acquisition of businesses of, or acquisition of property of, any Person, other than in the ordinary course of business.

         "IRC" - the Internal Revenue Code of 1986, as amended from time to time and including all regulations promulgated thereunder.

         "JOINT VENTURE" - a single-purpose corporation, partnership, limited liability company, joint venture or other similar legal arrangement (whether created by contract or conducted through a separate legal entity) now or hereafter formed by Borrower or any of its Subsidiaries with another Person in order to conduct a common venture or enterprise with such Person.

          "LIEN" - any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance (including, without limitation, any easement, right-of-way, zoning or similar restriction or title defect), lien (statutory or other) or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC or comparable law of any jurisdiction).

         "LIQUIDITY RATIO" - at any date, the quotient of: (a) the sum of Unrestricted Cash, PLUS Marketable Investments, PLUS Eligible Accounts; DIVIDED BY (b) all Indebtedness of the Borrower.

         "LOAN" or "LOANS" - any Term Loan.

         "LOAN DOCUMENTS" - this Agreement, the Term Note, and all other instruments and documents executed in connection with the Indebtedness covered hereby and thereby.

         "MARKETABLE INVESTMENTS" - any interest-bearing debt obligations owned by Borrower (excluding directors' qualifying shares and items included as Cash Equivalents) which meet the definition of marketable securities under GAAP. Such amounts shall exclude common or preferred stock. Such securities shall include obligations issued by the U.S. Treasury and other agencies of the U.S. government, corporate bonds, bank notes, mortgage and asset backed securities, finance company securities and auction rate preferred stocks. Such securities shall be rated investment grade (BBB or better for bonds or similar securities, A1/P1 for commercial



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

paper and notes) and shall otherwise be liquid investments as reasonably determined by Lender.

         "MATERIAL ADVERSE EFFECT" - means a material adverse effect, as reasonably determined by the Lender, on (a) the property, business, operations, financial condition, liabilities or capitalization of Borrower or of Borrower and its Subsidiaries taken as a whole; or (b) the validity or enforceability of any of the Loan Documents.

         "MULTIEMPLOYER PLAN" - a Plan which is a multiemployer plan as defined in Section 3(37)(A) of ERISA or Section 414(f) of the IRC.

         "NOTE" - the Term Note.

         "OBLIGATIONS" means all loans, advances, interest, fees, debts, guaranties, liabilities, obligations (including without limitation the Loans and contingent obligations under guarantees), agreements, undertakings, covenants and duties owing or to be performed or observed by Borrower to or in favor of Lender, of every kind and description (whether or not evidenced by any note or other instrument; for the payment of money; arising out of the Loans, this Agreement or any other agreement between Lender and Borrower or any other instrument of Borrower in favor of Lender; arising out of or relating or similar to transactions described herein; or contemplated as of the Initial Borrowing
Date), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including without limitation all interest, fees, charges, and amounts chargeable to Borrower under this Agreement.

         "PBGC" - the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

         "PERSON" - an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

         "PLAN" - any pension plan, as defined in Section 3(2) of ERISA and any welfare plan, as defined in Section 3(1) of ERISA, which is sponsored, maintained or contributed to by Borrower or any Commonly Controlled Entity, or in respect of which Borrower or a Commonly Controlled Entity is an "employer" as defined in Section 3(5) of ERISA.

         "PLEDGE AGREEMENT" - the Pledge Agreement in the form of EXHIBIT C hereto, as it may be amended, supplemented or otherwise modified, from time to time.

         "PROHIBITED TRANSACTION" - any of the transactions set forth in Section 406 of ERISA to the extent not exempt under Section 408 of ERISA.

         "PURCHASED EQUIPMENT" - the equipment and fixtures at 200 Sidney Street, Cambridge, Massachusetts 02139 purchased by Borrower.

         "PURCHASED EQUIPMENT COST" - the amount paid by Borrower to purchase the Purchased



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

Equipment or to pay Build-Out Fees.

         "QUALIFYING PARTICIPATION EVENT" - has the meaning set forth in Section
8.5 hereof.

         "REPORTABLE EVENT" - any of the events set forth in Section 4043(b) of ERISA.

         "SUBORDINATED DEBT" - Indebtedness of Borrower and its Subsidiaries that by its terms is fully subordinated to the payment and enforcement of the Loans in a manner satisfactory to the Lender.

         "SUBSIDIARY" - with respect to any Person, any corporation, partnership, trust or other organization, whether or not incorporated, the majority of the voting stock or voting rights of which is owned or controlled, directly or indirectly, by such Person.

         "TANGIBLE CAPITAL BASE" - the sum of shareholders' equity, PLUS Subordinated Debt, LESS Intangible Assets.

         "TERM LOAN" - any loan made pursuant to Section 2.1.

         "TERM LOAN COMMITMENT" - the commitment by the Lender to make Term Loans pursuant to Section 2.1.

         "TERM LOAN COMMITMENT PERIOD" - the period from and including the Initial Borrowing Date to and including December 31, 2000.

         "TERM LOAN LIMIT" - $20,000,000, less the aggregate principal amount of all Term Loans made to Borrower.

         "TERM NOTE" - a promissory note of Borrower made to evidence the Term Loans in the form of EXHIBIT A, as it may be amended, supplemented or otherwise modified, from time to time.

         "TERMINATION DATE" - the earlier of (a) December 30, 2005, and (b) the date the Lender's commitment to make Loans is terminated pursuant to Section 7.2 of Article 7.

         "UNRESTRICTED CASH" - cash and Cash Equivalents of the Borrower or VSC that are readily available to Borrower or VSC, as the case may be, and not subject to any lien or limitation or restriction on their use by the Borrower or VSC, as the case may be.

         "VSC" - Vertex Securities Corp., a Massachusetts corporation.


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

                                  SCHEDULE 3.1

                    FINANCIAL STATEMENTS OF BORROWER PROVIDED

Year 2000 Forecasted Statement of Operations:

-        Summary Income Statement
-        Major Expense Groupings
-        Forecasted Balance Sheets


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

                                  SCHEDULE 3.3

                 SUBSIDIARIES, INVESTMENTS AND +5% SHAREHOLDERS

SUBSIDIARIES:

Vertex Securities Corp. (incorporated in Massachusetts) (wholly-owned)

Vertex Pharmaceuticals (Europe) Limited (incorporated in England) (wholly-owned)

INVESTMENTS:

Altus Biologics Inc. (incorporated in Massachusetts). At December 31, 1998, Vertex owned approximately 70% of the capital stock of Altus. On February 5, 1999, Vertex restructured its investment in Altus. As part of the transaction, Vertex provided Altus $3,000,000 of cash in exchange for preferred stock and warrants. The preferred stock provides Vertex with a minority ownership position in Altus, and the warrants become exercisable upon certain events. As a result of the transaction, Altus now operates independently from Vertex. In addition, Vertex has retained a non-exclusive royalty-free right to use Altus' technology for discovering, developing and manufacturing small molecule drugs. Vertex records its percentage of Altus' net income and losses using the equity method of accounting.

Versal Technologies Inc. (incorporated in Massachusetts). Vertex owns less than 20% of total Versal shares outstanding.

PRINCIPAL SHAREHOLDERS

As of 12/17/99, based solely upon information filed by shareholders with the
S.E.C.:


         Shares                                                      Percentage
         ------                                                      ----------
Name                                                          Beneficially Owned                  of Total
----                                                          ------------------                  --------

Wellington Management Company LLP ....................                 2,704,200                     10.7%

Trimark Financial Corporation ........................                 2,102,000                      8.3%

Bluewater Fund .......................................                 1,370,000                      5.4%

                                  SCHEDULE 3.6

                         CONSENTS AND APPROVALS REQUIRED

None

                                  SCHEDULE 3.8

                                   LITIGATION

         Chiron Corporation ("Chiron") filed suit on July 30, 1998 against the Company and Eli Lilly and Company in the United States District Court for the Northern District of California, alleging infringement by the defendants of various U.S. patents issued to Chiron. The infringement action relates to research activities by the defendants in the hepatitis C viral protease field and the alleged use of inventions claimed by Chiron in connection with that research and development. Chiron has requested damages in an unspecified amount, as well as an order permanently enjoining the defendants from unlicensed use of Chiron inventions. While the final outcome of these actions cannot be determined, the Company believes that the plaintiff's claims are without merit and intends to defend the actions vigorously.

                                  SCHEDULE 3.11

                             BURDENSOME RESTRICTIONS

None

                                  SCHEDULE 3.18

                               LOCATION OF ASSETS

130 Waverly Street, Cambridge, MA, USA (includes buildings located at 40 Allston Street, 228 and 240 Sidney Street, 62 Hamilton Street, and 625 Putnam Street, Cambridge, Massachusetts)

88 Milton Park, Abingdon, Oxon OX14 4RY, U.K.

Items in storage in leased premises at 345 Vassar Street and 21 Erie Street, Cambridge, MA, and in contracted warehouse storage at 134 Mass. Ave. (Metropolitan Storage), Cambridge, and 41 Atlantic Ave in Woburn (Sacco's Storage Warehouse).

Office equipment and related property maintained by medical liaison field staff based in 12 locations in the U.S., Germany, France and Italy (1 employee in each location)

In addition, from time to time Vertex compounds and other research and development materials are sent to contract testing laboratories and process development contractors for testing, scale-up and manufacture. Some clinical trial materials may be located in off-site storage facilities.

The Purchased Equipment will be located at 200 Sidney Street, Cambridge, MA.

                                  SCHEDULE 3.20

                        INTELLECTUAL PROPERTY DISCLOSURE

See Schedule 3.8

In addition, an opposition to one of Vertex's patents in the EPO has been filed by another pharmaceutical company.

                                  SCHEDULE 3.21

                                NEGATIVE PLEDGES

None

                                  SCHEDULE 5.1

                                  INDEBTEDNESS

Capital Leases
--------------
-       BankBoston   Balance at 11/30/99 = $1,848,807
-       GE Capital   Balance at 11/30/99 = $4,447,321
-       Lasalle  Balance at 11/30/99=$886,717
-       Apple Comm Credit Balance at 11/30/99 = $87,926

Operating Leases
----------------
-       Fort Washington Realty Trust                lease expires  1/1/01
-       Fort Washington Limited Partnershipleases expire12/31/09 & 12/31/05
-       Fort Washington Limited Partnership (new building)  lease expires 5/1/10
-       Hybridon                                    lease expires  10/01/00
-       Sidney Street Enterprises                   lease expires  12/1/00
-       C. Vincent Vappi                            lease expires  12/31/03
-       Milton Park Limited (UK)                    lease expires  12/31/09

Purchase Commitments
--------------------
-       Silicon Graphics - Supercomputer lease through 2001
-       Various Software - approx. $350,000 per year for 2000 & 2001

                                  SCHEDULE 5.2

                             CONTINGENT LIABILITIES

None

                                  SCHEDULE 5.3

                                 DISCLOSED LIENS

                       PRECISION CORPORATE SERVICES, INC.

                                                                October 12, 1999

SUBJECT:  VERTEX PHARMACEUTICALS INCORPORATED

SEARCH REQUEST:  UCC - CAMBRIDGE CITY CLERK, MA

THROUGH DATE:  OCTOBER 4, 1999                                       Page 1 of 5


-----File Date---------File Number -----------------Type--------------Description---------------

Mar. 23, 1992              #055544                                     SNET Credit Inc.
                                                                       North Haven, CT 06473

                                            Assignment                 Filed 07-16-93
                                            Assignment                 Filed 08-09-95
                                            Continuation               Filed 10-02-96

Apr. 13, 1992              #055593                                     SNET Credit, Inc.
                                                                       North Haven, CT 06473

                                            Assignment                 Filed 07-16-93
                                            Assignment                 Filed 08-09-95
                                            Continuation               Filed 10-15-96

Jun. 05, 1992              #055728                                     SNET Credit, Inc.
                                                                       North Haven, CT 06473

                                            Assignment                 Filed 07-16-93
                                            Assignment                 Filed 08-09-95
                                            Continuation               Filed 12-10-96

Aug. 26, 1992              #055976                                     SNET Credit, Inc.
                                                                       North Haven, CT 06473

                                            Assignment                 Filed 08-09-95
                                            Continuation               Filed 01-02-97

Oct. 14, 1992              #056113                                     General Electric Capital
                                                                       Corporation
                                                                       Hunt Valley, MD
                           #056113          Continuation               Filed 04-24-97

Precision Corporate Services cannot be held liable as to the accuracy of the information contained herein. This information is derived from public records which are maintained by government officials.
        P.O. Box 1673, McCormack Station, Boston, MA 02105 (617) 227-2276

                       PRECISION CORPORATE SERVICES, INC.

                                                                October 12, 1999

SUBJECT:  VERTEX PHARMACEUTICALS INCORPORATED

SEARCH REQUEST:  UCC - CAMBRIDGE CITY CLERK, MA

THROUGH DATE:  OCTOBER 4, 1999                                       Page 2 of 5


-----File Date---------File Number -----------------Type--------------Description---------------

Jan. 21, 1993              #056399                                     General Electric Capital
                                                                       Corporation
                                                                       Hunt Valley, MD
                                                     Continuation      Filed 07-23-97

Oct. 07, 1993              #057220                                     General Electric Capital
                                                                       Corporation
                                                                       Hunt Valley, MD 21031
                                                     Continuation      Filed 04-16-98

Jan. 13, 1994              #057551                                     General Electric Capital
                                                                       Corporation
                                                                       Hunt Valley, MD 21031
                                                     Continuation      Filed 07-24-98

Jan. 20, 1995              #058888                                     BayBank Boston, N.A.
                                                                       Boston, MA 01803
                                                     Assignment        Filed 08-28-97
                                                     Amendment         Filed 09-26-97

Apr. 27, 1995              #059248                                     BayBank Boston, N.A.
                                                                       Boston, MA 02110
                                                     Assignment        Filed 09-26-97
                                                     Amendment         Filed 09-26-97

Jun. 28, 1995              #059459                                     BayBank Boston, N.A.

Precision Corporate Services cannot be held liable as to the accuracy of the information contained herein. This information is derived from public records which are maintained by government officials.
        P.O. Box 1673, McCormack Station, Boston, MA 02105 (617) 227-2276

                       PRECISION CORPORATE SERVICES, INC.

                                                                October 12, 1999

SUBJECT:  VERTEX PHARMACEUTICALS INCORPORATED

SEARCH REQUEST:  UCC - CAMBRIDGE CITY CLERK, MA

THROUGH DATE:  OCTOBER 4, 1999                                Page 3 of 5


-----File Date---------File Number -----------------Type--------------Description---------------

                                                                                Boston, MA 02110

                                                     Assignment                 Filed 09-26-97
                                                     Amendment                  Filed 09-26-97

Sep. 20, 1995              #059731                                              BayBank Boston, N.A.
                                                                                Boston, MA 02110
                                                     Assignment                 Filed 09-26-97
                                                     Amendment                  Filed 09-26-97

Dec. 29, 1995              #060100                                              BayBank , N.A.
                                                                                Boston, MA 02110

                                                     Assignment                 Filed 09-26-97
                                                     Amendment                  Filed 09-26-97

Apr. 30, 1996              #060550                                              BayBank, N.A.
                                                                                Burlington, MA 01803

                                                     Assignment                 Filed 09-26-97
                                                     Amendment                  Filed 09-26-97
                                                     Assignment                 Filed 10-09-97

Jul. 02, 1996              #060862                                              BayBank, N.A.
                                                                                Burlington, MA 01803

                                                     Assignment                 Filed 09-26-97
                                                     Amendment                  Filed 09-26-97

Precision Corporate Services cannot be held liable as to the accuracy of the information contained herein. This information is derived from public records which are maintained by government officials.
        P.O. Box 1673, McCormack Station, Boston, MA 02105 (617) 227-2276

                       PRECISION CORPORATE SERVICES, INC.

                                                                October 12, 1999

SUBJECT:  VERTEX PHARMACEUTICALS INCORPORATED

SEARCH REQUEST:  UCC - CAMBRIDGE CITY CLERK, MA

THROUGH DATE:  OCTOBER 4, 1999                                       Page 4 of 5


-----File Date---------File Number -----------------Type--------------Description---------------

                                                     Assignment                 Filed 10-09-97

Oct. 15, 1996              #061251                                              BayBank, N.A.
                                                                                Burlington, MA 01803

                                                     Assignment                 Filed 09-26-97
                                                     Amendment                  Filed 09-26-97
                                                     Assignment                 Filed 10-09-97

Jan. 15, 1997              #061671                                              BayBank
                                                                                Burlington, MA 01803

                                                     Assignment                 Filed 09-26-97
                                                     Amendment                  Filed 09-26-97

Feb. 11, 1997              #061786                                              BayBank, N.A.
                                                                                Burlington, MA 01803

                                                     Assignment                 Filed 09-26-97
                                                     Amendment                  Filed 09-26-97
                                                     Assignment                 Filed 10-09-97

May 08, 1997               #062107                                              BayBank, N.A.
                                                                                Burlington, MA

                                                     Assignment                 Filed 09-26-97
                                                     Amendment                  Filed 09-26-97
                                                     Assignment                 Filed 10-09-97

Aug. 05, 1997              #062498                                              BancBoston Leasing Inc.
                                                                                Burlington, MA 01803

Precision Corporate Services cannot be held liable as to the accuracy of the information contained herein. This information is derived from public records which are maintained by government officials.
P.O. Box 1673, McCormack Station, Boston, MA 02105 (617) 227-2276

                       PRECISION CORPORATE SERVICES, INC.

                                                                October 12, 1999

SUBJECT:  VERTEX PHARMACEUTICALS INCORPORATED

SEARCH REQUEST:  UCC - CAMBRIDGE CITY CLERK, MA

THROUGH DATE:  OCTOBER 4, 1999                                       Page 5 of 5


-----File Date---------File Number -----------------Type--------------Description---------------
                                                     Amendment                  Filed 09-26-97

Oct. 03, 1997              #062753                                              General Electric Capital
                                                                                Corporation
                                                                                Hunt Valley, MD

                                                     Amendment                  Filed 06-18-98

Nov. 13, 1997              #062933                                              Silicon Graphics, Inc.
                                                                                Mountain View, CA

Jan. 05, 1998              #063181                                              General Electric Capital
                                                                                Corporation
                                                                                Hunt Valley, MD

Apr. 09, 1998              #063544                                              General Electric Capital
                                                                                Corporation
                                                                                Hunt Valley, MD 21030

Jul. 10, 1998              #063965                                              General Electric Capital
                                                                                Corporation
                                                                                Hunt Valley, MD 21030

Nov. 03, 1998              #064537                                              General Electric Capital
                                                                                Corporation
                                                                                Hunt Valley, MD 21030

Precision Corporate Services cannot be held liable as to the accuracy of the information contained herein. This information is derived from public records which are maintained by government officials.

        P.O. Box 1673, McCormack Station, Boston, MA 02105 (617) 227-2276

                       PRECISION CORPORATE SERVICES, INC.

                                                                 October 6, 1999

SUBJECT:  VERTEX PHARMACEUTICALS INCORPORATED

SEARCH REQUEST:  UCC - MASSACHUSETTS SECRETARY OF STATE

THROUGH DATE:  OCTOBER 01, 1999                                      Page 1 of 6


-----File Date---------File Number -----------------Type--------------Description---------------
Mar. 25, 1992              #081823                                     SNET Credit, Inc.
                                                                       North Haven, CT 06473
                           #176429          Assignment                 Filed 07-28-93
                           #330976          Assignment                 Filed 08-09-95
                           #420394          Continuation               Filed 10-02-96

Apr. 13, 1992              #085553                                     SNET Credit, Inc.
                                                                       North Haven, CT 06473
                           #174092          Assignment                 Filed 07-16-93
                           #330975          Assignment                 Filed 08-09-95
                           #423008          Continuation               Filed 10-15-96

Jun. 05, 1992              #096063                                     SNET Credit, Inc.
                                                                       North Haven, CT 06473
                           #174067          Assignment                 Filed 07-16-93
                           #330974          Assignment                 Filed 08-09-95
                           #434738          Continuation               Filed 12-10-96

June. 26, 1992             #100038                                     SNET Credit, Inc.
                                                                       North Haven, CT 06473
                           #174069          Assignment                 Filed 07-16-93
                           #330978          Assignment                 Filed 08-09-95
                           #439923          Continuation               Filed 01-02-97

Sep. 08, 1993              #112691                                     SNET Credit, Inc.
                                                                       North Haven, CT 06473
                           #174070          Assignment                 Filed 07-16-93

Precision Corporate Services cannot be held liable as to the accuracy of the information contained herein. This information is derived from public records which are maintained by government officials.
        P.O. Box 1673, McCormack Station, Boston, MA 02105 (617) 227-2276

                       PRECISION CORPORATE SERVICES, INC.

                                                                 October 6, 1999

SUBJECT:  VERTEX PHARMACEUTICALS INCORPORATED

SEARCH REQUEST:  UCC - MASSACHUSETTS SECRETARY OF STATE

THROUGH DATE:  OCTOBER 01, 1999                                      Page 2 of 6


-----File Date---------File Number -----------------Type--------------Description---------------

                           #330979          Assignment                 Filed 08-09-95
                           #455902          Continuation               Filed 03-20-97

Oct. 02, 1992              #117565                                     SNET Credit, Inc.
                                                                       North Haven, CT 06473

                           #175873          Assignment                 Filed 07-26-93
                           #330980          Assignment                 Filed 08-09-95
                           #460297          Continuation               Filed 04-10-97

Oct. 15, 1992              #119868                                     General Electric Capital
                                                                       Corporation
                                                                       Hunt Valley, MD

                           #463703          Continuation               Filed 04-24-97

Jan. 20, 1993              #138847                                     General Electric Capital
                                                                       Corporation
                                                                       Hunt Valley, MD
                           #485092          Continuation               Filed 07-23-97

Oct. 07, 1993              #190096                                     General Electric Capital
                                                                       Corporation
                                                                       Hunt Valley, MD 21031
                           #542955          Continuation               Filed 04-15-98

Jan. 24, 1994              #211595                                     General Electric Capital
                                                                       Corporation
                                                                       Hunt Valley, MD 20131

Precision Corporate Services cannot be held liable as to the accuracy of the information contained herein. This information is derived from public records which are maintained by government officials.
        P.O. Box 1673, McCormack Station, Boston, MA 02105 (617) 227-2276

                       PRECISION CORPORATE SERVICES, INC.

                                                                 October 6, 1999

SUBJECT:  VERTEX PHARMACEUTICALS INCORPORATED

SEARCH REQUEST:  UCC - MASSACHUSETTS SECRETARY OF STATE

THROUGH DATE:  OCTOBER 01, 1999                                      Page 3 of 6


-----File Date---------File Number -----------------Type--------------Description---------------

                           #567708          Continuation               Filed 07-29-98

Jan. 13, 1995              #286425                                     BayBank Boston, N.A.
                                                                       Boston, MA  01803

                           #493006          Assignment                 Filed 08-27-97
                           #499617          Amendment                  Filed 09-25-97

Apr. 24, 1995              #308152                                     BayBank Boston, N.A.
                                                                       Boston, MA  02110

                           #499605          Assignment                 Filed 09-25-97
                           #499628          Amendment                  Filed 09-25-97

May 15, 1995               #312413                                     Xerox Corporation
                                                                       Stamford, CT, 06907

Jun. 28, 1995              #322275                                     BayBank Boston, N.A.
                                                                       Boston, MA  02110

                           #499606          Assignment                 Filed 09-25-97
                           #499627          Amendment                  Filed 09-25-97

Sep. 29, 1995              #341260                                     BayBank Boston, N.A.
                                                                       Boston, MA  02110

                           #499607          Assignment                 Filed 09-25-97
                           #499626          Amendment                  Filed 09-25-97

Dec. 28, 1995              #360219                                     BayBank , N.A.
                                                                       Boston, MA  02110

Precision Corporate Services cannot be held liable as to the accuracy of the information contained herein. This information is derived from public records which are maintained by government officials.
        P.O. Box 1673, McCormack Station, Boston, MA 02105 (617) 227-2276

                       PRECISION CORPORATE SERVICES, INC.

                                                                 October 6, 1999

SUBJECT:  VERTEX PHARMACEUTICALS INCORPORATED

SEARCH REQUEST:  UCC - MASSACHUSETTS SECRETARY OF STATE

THROUGH DATE:  OCTOBER 01, 1999                                      Page 4 of 6


-----File Date---------File Number -----------------Type--------------Description---------------

                           #499608          Assignment                 Filed 09-25-97
                           #499625          Amendment                  Filed 09-25-97

Apr. 24, 1996              #384660                                     BayBank, N.A.
                                                                       Burlington, MA 01803

                           #499624          Amendment                  Filed 09-25-97
                           #499909          Assignment                 Filed 09-26-97
                           #502436          Assignment                 Filed 10-08-97

Jul. 01, 1996              #400581                                     BayBank, N.A.
                                                                       Burlington, MA 01803

                           #499609          Assignment                 Filed 09-25-97
                           #499623          Amendment                  Filed 09-25-97
                           #502435          Assignment                 Filed 10-08-97

Oct. 07, 1996              #421439                                     BayBank, N.A.
                                                                       Burlington, MA 01803
                           #499610          Assignment                 Filed 09-25-97
                           #499622          Amendment                  Filed 09-25-97
                           #502434          Assignment                 Filed 10-08-97

Jan. 10, 1997              #441294                                     BayBank, N.A.
                                                                       Burlington, Ma

                           #499611          Assignment                 Filed 09-25-97
                           #499621          Amendment                  Filed 09-25-97

Jan. 13, 1997              #442078                                     LINC Quantum Anayltics
                                                                       Inc.
                                                                       Foster City, CA 94404


Precision Corporate Services cannot be held liable as to the accuracy of the information contained herein. This information is derived from public records which are maintained by government officials.
        P.O. Box 1673, McCormack Station, Boston, MA 02105 (617) 227-2276

                       PRECISION CORPORATE SERVICES, INC.

                                                                 October 6, 1999

SUBJECT:  VERTEX PHARMACEUTICALS INCORPORATED

SEARCH REQUEST:  UCC - MASSACHUSETTS SECRETARY OF STATE

THROUGH DATE:  OCTOBER 01, 1999                                      Page 5 of 6


-----File Date---------File Number -----------------Type--------------Description---------------

Feb. 05, 1997              #446572                                     BayBank, N.A.
                                                                       Burlington, MA 01803
                           #499612          Assignment                 Filed 09-25-97
                           #499620          Amendment                  Filed 09-25-97
                           #502432          Assignment                 Filed 10-08-97

May 06, 1997               #466394                                     BayBank, N.A.
                                                                       Burlington, Ma
                           #499613          Assignment                 Filed 09-25-97
                           #499619          Amendment                  Filed 09-25-97
                           #502433          Assignment                 Filed 10-08-97

Aug. 14, 1997              #490197                                     BancBoston Leasing Inc.
                                                                       Burlington, MA 01803
                           #499618          Amendment                  Filed 09-25-97

Oct. 03, 1997              #501217                                     General Electric Capital
                                                                       Corporation
                                                                       Hunt Valley, MD
                           #558209          Amendment                  Filed 07-18-98

Nov. 13, 1997              #510374                                     Silicon Graphics Inc.
                                                                       Mountain View, CA

Jan. 05, 1998              #521048                                     General Electric Capital
                                                                       Corporation
                                                                       Hunt Valley, MD

Precision Corporate Services cannot be held liable as to the accuracy of the information contained herein. This information is derived from public records which are maintained by government officials.
       P.O. Box 1673, McCormack Station, Boston, MA 02105 (617) 227-2276

                       PRECISION CORPORATE SERVICES, INC.

                                                                 October 6, 1999

SUBJECT:  VERTEX PHARMACEUTICALS INCORPORATED

SEARCH REQUEST:  UCC - MASSACHUSETTS SECRETARY OF STATE

THROUGH DATE:  OCTOBER 01, 1999                                      Page 6 of 6


-----File Date---------File Number -----------------Type--------------Description---------------

Jan. 09, 1998              #522144                                     Silicon Graphics, Inc.
                                                                       Mt. View, CA  94043

Apr. 08, 1998              #541304                                     General Electric Capital
                                                                       Corporation
                                                                       Hunt Valley, MD 20130

Jul. 09, 1998              #563183                                     General Electric Capital
                                                                       Corporation
                                                                       Hunt Valley, MD

Oct. 30, 1998              #587614                                     General Electric Capital
                                                                       Corporation
                                                                       Hunt Valley, MD 21030

Precision Corporate Services cannot be held liable as to the accuracy of the information contained herein. This information is derived from public records which are maintained by government officials.
        P.O. Box 1673, McCormack Station, Boston, MA 02105 (617) 227-2276

                                  SCHEDULE 5.5
                               INVESTMENT POLICIES

                       VERTEX PHARMACEUTICALS INCORPORATED
                          INVESTMENT POLICY GUIDELINES
                     FISHER, FRANCIS, TREES AND WATTS, INC.

         I.       PURPOSE

         To establish policy and guidelines for investment of corporate surplus cash. "Surplus cash" is cash in corporate accounts not immediately required for debt repayment, working capital, capital investment, or other outstanding near-term financial obligations.

         II.      OBJECTIVES

         The investment portfolio will be managed to:

         A.       Maximize returns versus the industry averages.

         B. Diversify investments to minimize the risk and inappropriate concentrations of investments with any one entity.

         Securities in the portfolio may be actively traded before maturation. Gains and losses may be realized on certain trades in order to more effectively reposition the portfolio for performance within specified parameters. Total net realized losses (realized losses net of realized gains) are not to exceed $175,000 per fiscal quarter.

         III.     INVESTMENT RESTRICTIONS

         Investments shall be made in the context of the following investment guide lines:

         The current benchmark for duration and performance of the portfolio:

         25% in the Merrill 3 month treasury index
         75% in the Merrill  1-3 year treasury index

         Periodic liquidity in the portfolio will be required for use in funding the operations of the Company. Notification of a draw-down will be given with a reasonable amount of time as to avoid any unneccesary trading losses.

         Eligible Investments:

         1. Direct obligations of the U.S. Treasury including bills, notes, and bonds.

         2. Obligations issued or guaranteed by agencies or instruments of the U.S. government.

         3. Bank obligations, including certificates of deposit, bank notes and bankers acceptances. Investments in these securities is limited to banks whose long term debt is rated "A" or higher by Moody's or Standard & Poor's and short term obligations are rated "P-l " or higher by Moody's or "A-l " or higher by Standard & Poor's.

         4. Corporateobligations, including intermediate term notes rated "A" or higher by Moody's or Standard & Poors and Commercial Paper rated "P-l" or higher by Moody's, or "A-l" or higher by Standard & Poor's.

         5. At the discretion of the Treasurer, a maximum 20% of the portfolio, at the time of purchase, may be invested in corporate obligations with a short term rating of A2/P2 and long term ratings of Baa1/BBB+, with a maturity not to exceed six months.

         6. Repurchase agreements collateralized at a minimum of 102% with U.S. Treasury securities or other securities rated "AAA/Aaa" or equivalent.

         7. Internal money market funds may be utilized for excess cash in the portfolio. Outside money market funds over $1 billion in assets consisting of acceptable securities are appropriate for investing, as long as the fund's manager has been in business over five years, has name recognition, ant that performance that is easily tracked.

         8. U.S. and dollar denominated International corporate debt of all types is acceptable as long as the issuer meets credit rating and marketability guidelines.

         9. Asset backed and mortgage backed securities (including CMOs) with AAA/Aaa credit rating or equivalent are acceptable investments. Expected maturity should be no longer than four years.

         10. Fannie Mae, Freddie Mac, and Ginnie Mae securities are acceptable investments.

         11. Treasury futures, including Eurodollar futures, on allowable securities otherwise eligible for purchase into the portfolio may be used to manage the duration of the portfolio though their exercise dates must be within + (-) six months of the duration of the portfolio.

         IV.      MATURITIES, DURATION, VOLATILITY

         The maximum maturity of individual securities or the maximum average life of a security in the portfolio may not exceed 4 years.



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         The effective duration of the portfolio may not exceed 2 years.

         For securities which have put dates, reset dates, or are traded based on their average maturity, the put date, reset date, or average maturity will be used, instead of the final maturity date, for maturity guideline purposes.

         The overall volatility of the entire portfolio will be 2% or less at all times.

         V.       CONCENTRATION LIMITS/RESTRICTIONS

         There is no minimum or maximum limit to the percentage of the portfolio invested in securities issued by the U.S. Treasury or by its agencies and instrumentalities.

         No one issuer or group of issuers from the same holding company, is to exceed 10% of the portfolio at time of purchase, with the exception of US Government securities.

         Excess concentrations is any one sector or any one type of security (i.e. corporates, mortgage-backed, asset backed, repos) should be avoided and no one sector or class should represent more than 50% of the portfolio with the exception of US Government securities.

         VI.      INVESTMENT PERFORMANCE

         The company shall review the performance of it's investment managers on at least an annual basis. A quarterly meeting will be held in person or by telephone with the Treasurer to review performance figures and any updated liquidity needs and to discuss portfolio strategy.

         VII.     CREDIT QUALITY

         Should any investment held in Vertex's portfolio be down-graded below the minimum prescribed rating, immediate notification must be made to Vertex.

         VIII.    MARKETABILITY

         All securities are to be purchased through investment banking and brokerage firms of high quality and reputation, with a history of making markets for the securities in which we invest. All holdings will be of sufficient size and held in issues traded actively enough to facilitate minimum transaction costs and accurate market valuations.

         IX.      TRADING GUIDELINES

         Normal investing practice is to actively manage the account and reinvest funds to take advantage of changing market conditions or reinvest on the day a security matures to maximize interest. A daily transaction log is to be maintained and available for review at



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         any time. All trading firms must generate a hard copy document for each transaction which is mailed to Vertex on a timely basis, and then matched to the transaction log.

         X.       SAFEKEEPING

         Assets are to be held in a segregated bank custody account at State Street Bank with separate fiduciary account documents executed by and between State Street and Vertex. Assets shall not be held by any investment manager or securities dealer.

         Xl.      FIDUCIARY DISCRETION

         The manager has full discretion to invest capital subject with strict adherence to these guidelines. These guidelines are to be reviewed periodically by the Treasurer and revisions made consistent with objectives set forth herein.

       APPROVED BY:                                 DATE: 11/17/97
                   -----------------------------------------------------
                   Thomas G. Auchincloss, Treasurer



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                       VERTEX PHARMACEUTICALS INCORPORATED
                          INVESTMENT POLICY GUIDELINES
                                  MERRILL LYNCH

         I.       PURPOSE

         To establish policy and guidelines for investment of corporate surplus cash. "Surplus cash" is cash in corporate accounts not immediately required for debt repayment, working capital, capital investment, or other outstanding near-term financial obligations.

         II.      OBJECTIVES

         The investment portfolio will be managed to:

         A.       Maximize returns versus the industry averages.

         B. Diversify investments to minimize the risk and inappropriate concentrations of investments with any one entity.


         Securities in the portfolio may be actively traded before maturation. Gains and losses may be realized on certain trades in order to more effectively reposition the portfolio for performance within specified parameters. Total net realized losses (realized losses net of realized gains) are not to exceed $175,000 per fiscal quarter.

         III.     INVESTMENT RESTRICTIONS

         Investments shall be made in the context of the following investment guide lines:

         The current BENCHMARK for duration and performance of the portfolio:

         25% in the Merrill 3 month treasury index
         75% in the Merrill 1-3 year treasury index

         Periodic liquidity in the portfolio will be required for use in funding the operations of the Company. Notification of a draw-down will be given with a reasonable amount of time as to avoid any unnecessary trading losses.

         Eligible Investments:

         1. Direct obligations of the U.S. Treasury including bills, notes, and bonds.

         2. Obligations issued or guaranteed by agencies or instruments of the U.S. government.

         3. Bank obligations, including certificates of deposit, bank notes and bankers



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

                  acceptances. Investments in these securities is limited to banks whose long term debt is rated "A" or higher by Moody's or Standard & Poor's and short term obligations are rated "P-l " or higher by Moody's or "A-l " or higher by Standard & Poor's.

         4. Corporate obligations, including intermediate term notes rated "A" or higher by Moody's or Standard & Poors and Commercial Paper rated "P-l" or higher by Moody's, or "A-l" or higher by Standard & Poor's.

         5. At the discretion of the Treasurer, a maximum 20% of the portfolio, at the time of purchase, may be invested in corporate obligations with a short term rating of A2/P2 and long term ratings of Baa1/BBB+, with a maturity not to exceed six months.

         6. Repurchase agreements collateralized at a minimum of 102% with U.S.. Treasury securities or other securities rated "AAA/Aaa" or equivalent.

         7. Internal money market funds may be utilized for excess cash in the portfolio. Outside money market funds over $1 billion in assets consisting of acceptable securities are appropriate for investing, as long as the fund's manager has been in business over five years, has name recognition, ant that performance that is easily tracked.

         8. U.S. and dollar denominated International corporate debt of all types is acceptable as long as the issuer meets credit rating and marketability guidelines.

         9. Asset backed and mortgage backed securities (including CMOs) with AAA/Aaa credit rating or equivalent are acceptable investments. Expected maturity should be no longer than four years.

         10. Fannie Mae, Freddie Mac, and Ginnie Mae securities are acceptable investments.

         IV.      MATURITIES, DURATION, VOLATILITY

         The maximum maturity of individual securities or the maximum average life of a security in the portfolio may not exceed 4 years.

         The effective duration of the portfolio may not exceed 2 years.

         For securities which have put dates, reset dates, or are traded based on their average maturity, the put date, reset date, or average maturity will be used, instead of the final maturity date, for maturity guideline purposes.

         The overall volatility of the entire portfolio will be 2% or less at all times.



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

         V.       CONCENTRATION LIMITS/RESTRICTIONS

         There is no minimum or maximum limit to the percentage of the portfolio invested in securities issued by the U.S. Treasury or by its agencies and instrumentalities.

         No one issuer or group of issuers from the same holding company, is to exceed 10% of the portfolio at time of purchase, with the exception of US Government securities.

         Excess concentrations is any one sector or any one type of security (i.e. corporates, mortgage-backed, asset backed, repos) should be avoided and no one sector or class should represent more than 50% of the portfolio with the exception of US Government securities.

         VI.      INVESTMENT PERFORMANCE

         The company shall review the performance of it's investment managers on at least an annual basis. A quarterly meeting will be held in person or by telephone with the Treasurer to review performance figures and any updated liquidity needs and to discuss portfolio strategy.

         VII.     CREDIT QUALITY

         Should any investment held in Vertex's portfolio be down-graded below the minimum prescribed rating, immediate notification must be made to Vertex.

         VIII.    MARKETABILITY

         All securities are to be purchased through investment banking and brokerage firms of high quality and reputation, with a history of making markets for the securities in which we invest. All holdings will be of sufficient size and held in issues traded actively enough to facilitate minimum transaction costs and accurate market valuations.

         IX.      TRADING GUIDELINES

         Normal investing practice is to actively manage the account and reinvest funds to take advantage of changing market conditions or reinvest on the day a security matures to maximize interest. A daily transaction log is to be maintained and available for review at any time. All trading firms must generate a hard copy document for each transaction which is mailed to Vertex on a timely basis, and then matched to the transaction log.

         X.       SAFEKEEPING

         Assets are to be held in a segregated bank custody account at State Street Bank with separate fiduciary account documents executed by and between State Street and Vertex. Assets shall not be held by any investment manager or securities dealer.



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

         Xl.      FIDUCIARY DISCRETION

         The manager has full discretion to invest capital subject to strict adherence to these guidelines. These guidelines are to be reviewed periodically by the Treasurer and revisions made consistent with objectives set forth herein.

         APPROVED BY:                                   DATE:  11/17/97
                    ------------------------------------------------------
                    Thomas G. Auchincloss, Treasurer



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                           VERTEX PHARMACEUTICALS INC.
                        INVESTMENT POLICY GUIDELINES FOR:
                                CAPITAL ADVISORS

I.       PURPOSE

         To establish policy and guidelines for investment of corporate surplus cash. "Surplus cash" is cash in corporate accounts not immediately required for debt repayment, working capital, capital investment, or other outstanding near-term financial obligation-.

         OBJECTIVES

         Conservation of capital and maintenance of liquidity until funds can be used in business operations.

         A        Preserve capital.

         B.       Anticipate liquidity requirements.

         C.       Maximize returns versus the industry averages.

         D. Diversify investments to minimize the risk and inappropriate concentrations of investments with any one entity.

         E. Provide fiduciary control of cash and investments by individuals approved by the Board.

II.      LIQUIDITY GUIDELINES

         Excess cash is invested with liquidity in mind, and without any loss of principal. Daily liquidity is essential, restriction on liquidity are:

         At least $1,000,000 must be available each business day until 2:30 p.m. Eastern time with no loss of principal.

         At least $2,500,000 must be available within 30 days with no loss of principal.

         The remainder of the funds are to be invested, consistent with anticipated cash needs, in securities with maturities no longer than 4 years. Repositioning of these securities before their maturity, generating small gains or losses, is permitted for managing liquidity requirements only. Any repositioning of securities causing a gain or loss must be pre-approved by the V.P. Finance and Treasurer for fiduciary control



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

         purposes.

III.     INVESTMENT RESTRICTIONS

Investments shall be made in the context of the following investment guide lines:

ELIGIBLE INVESTMENTS

1. Direct obligations of the U.S. Treasury including bills, notes, and bonds.

2. Obligations issued or guaranteed by agencies or instruments of the U.S. government.

3. Bank obligations, including certificates of deposit, bank notes and bankers acceptances. Investments in these securities is limited to banks whose long term debt is rated "A" or higher by Moody's or Standard & Poor's and short term obligations are rated "P-l " or higher by Moody's or "A-l " or higher by Standard & Poor's.

4. Corporate obligations, including intermediate term notes rated "A" or higher by Moody's or Standard & Poors and Commercial Paper rated "P-l" or higher by Moody's, or "A-l" or higher by Standard & Poor's.

5. At the discretion of the Senior Director of Finance, a maximum 20% of the portfolio, at the time of purchase, may be invested in corporate obligations with a short term rating of A2/P2 and long term ratings of Baa1/BBB+, with a maturity not to exceed six months.

6. Repurchase agreements collateralized at a minimum of 102% with U.S.. Treasury securities or other securities rated "AAA/Aaa" or equivalent.

7. Money market funds over $1 billion in assets consisting of acceptable securities are appropriate for investing, as long as the fund's manager has been in business over five years, has name recognition, ant that performance that is easily tracked.

8. U.S. and dollar denominated International corporate debt of all types is acceptable as long as the issuer meets credit rating and marketability guidelines. Pre-approval of Senior Director of Finance shall be obtained.

9. Floating rate note securities are acceptable with maturities greater than 18 months only if they have a readjustment period of 6 months or less, are government issued (AAA Credit Rating) and are to reset off a common short term index (3 month treasury index). Terms of reset mechanisms including caps, floors and spreads shall be reviewed and approved by the



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         Senior Director of Finance.

IV.      MATURITIES

         The maximum maturity of individual securities in the portfolio may not exceed 4 years.

         The average maturity of the portfolio may not exceed 2 years.

         For securities which have put dates, reset dates, or are traded based on their average maturity, the put date, reset date, or average maturity will be used, instead of the final maturity date, for maturity guideline purposes. Notification to the Treasurer is needed prior to purchase of any maturity greater than 1 year.

V.       CONCENTRATION LIMITS/RESTRICTIONS

         There is no limit to be percentages of the portfolio which may be maintained in securities issued by the U.S. Treasury or by its agencies and instrumentalities.

         No one issuer or group of issuers from the same holding company, is to exceed 15% of the portfolio at time of purchase, with the exception of Government securities.

         U.S. bank and insurance company securities (CDs, commercial paper, BAs, etc..), must not in total exceed 60% of the portfolio. Holdings of one issuer cannot exceed 10% of the total portfolio at the time of purchase.

VI.      INVESTMENT PERFORMANCE

         The company shall review the performance of it's investment managers on at least an annual basis. A quarterly meeting will be held with the individual appointed by the board for fiduciary controls, to review performance figures and any updated liquidity needs and to discuss portfolio strategy.

VII.     CREDIT QUALITY

         Trends for a given company or industry must be reviewed periodically by the Treasurer and adjustments in percentage positions made accordingly. Should any investment held in Vertex's portfolio fall short of prescribed guidelines, immediate notification must be made to the individual appointed by the board to oversee fiduciary controls.



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VIII.    MARKETABILITY

         All securities are to be purchased through investment banking and brokerage firms of high quality and reputation, with a history of making markets for the securities in which we invest. In the unlikely event that securities must be sold before their maturity, the securities must be easily remarketed. To accomplish this, the securities must be conventional "products" with strong name recognition.

IX.      TRADING GUIDELINES

         Normal investing practice is to reinvest the funds on the day a security matures, to maximize interest. A daily transaction log is to be maintained and available for review at any time. All trading firms must generate a hard copy document for each transaction which is mailed to us on a timely basis, and then matched to the transaction log. Quarterly summaries of our investment holdings and cash usage are to be made available for board review.

X.       SAFEKEEPING

         Assets are to be held in a segregated bank custody account with separate fiduciary account documents executed by the bank. Assets shall not be held by any investment manager or securities dealer.

Xl.      FIDUCIARY DISCRETION

         The Treasurer and his/her authorized employees are responsible for securing and managing investments and cash for operations. These individuals have full discretion to invest any excess capital subject to strict adherence to these guidelines. These guidelines are to be reviewed periodically with the Chief Business Officer and revisions made consistent with objectives set forth herein.



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                          EXHIBIT A TO CREDIT AGREEMENT

                                    TERM NOTE

$20,000,000.00                                             Boston, Massachusetts
                                                               December 21, 1999

1.       PROMISE TO PAY.

FOR VALUE RECEIVED, VERTEX PHARMACEUTICALS INCORPORATED, a Massachusetts corporation, having an address at 130 Waverly Street, Cambridge, Massachusetts 02139, ("Borrower") promises to pay to the order of FLEET NATIONAL BANK, a national banking association, having an address at One Federal Street, Boston, Massachusetts 02110 ("Lender"), the principal sum of TWENTY MILLION DOLLARS ($20,000,000.00), or so much thereof as may be advanced as Term Loans from time to time under the Credit Agreement, defined below, with interest thereon, or on the amount thereof from time to time outstanding, to be computed, as hereinafter provided, on each advance from the date of its disbursement until such principal sum shall be fully paid. Interest and principal shall be payable as set forth in
Section 4 below. The total principal sum, or the amount thereof outstanding, together with any accrued but unpaid interest, shall be due and payable in full on December 30, 2005 ("Maturity Date"), or earlier, as provided under Section 7 hereof. All payments shall be in lawful money of the United States in immediately available funds.

2.       CREDIT AGREEMENT.

This Note is issued pursuant to the terms, provisions and conditions of a certain Credit Agreement between Borrower and Lender dated as of the date hereof (the "Credit Agreement"), as amended from time to time, and evidences the Term Loans made pursuant thereto. Capitalized terms used herein which are specifically defined herein shall have the meanings assigned to such terms herein, and Capitalized Terms which are not otherwise specifically defined shall have the same meaning herein as in the Credit Agreement.

3.       INTEREST RATES.

         3.1 BORROWER'S OPTIONS. Principal amounts outstanding hereunder shall bear interest at the following rates, at Borrower's selection, subject to the conditions and limitations provided for in this Note: (i) Variable Rate or (ii) Libo Rate.

                  3.1.1. SELECTION TO BE MADE. Borrower shall select, and thereafter may change the selection of, the applicable interest rate, from the alternatives otherwise provided for in this Note, by giving Lender a Notice of Rate Selection: (i) prior to the end of each Interest Period applicable to a Libor Advance, or (iii) on any Business Day on which Borrower desires to convert an outstanding Variable Rate Advance to a Libor Advance.



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

                  3.1.2. NOTICE OF RATE SELECTION. A "Notice of Rate Selection" shall be a written notice, given by cable, tested telex, telecopier (with authorized signature), or by telephone if immediately confirmed by such a written notice, from an Authorized Representative of Borrower which: (i) is irrevocable with respect to the interest rate, amount, and Interest Period selected; (ii) is received by Lender not later than 10:00 o'clock A.M. Eastern
Time: (a) if a Libo Rate is selected, at least three (3) Business Days prior to the first day of the Interest Period to which such selection is to apply, (b) if a Variable Rate is selected, on the first day to which it applies; and (iii) as to each selected interest rate option, sets forth the aggregate principal amount(s) to which such interest rate option(s) shall apply and the Interest Period(s) applicable to each Libor Advance.

                  3.1.3. IF NO NOTICE. If Borrower submits a borrowing request without a Notice of Rate Selection, the Borrower authorizes the Lender in its discretion to (a) refuse to make the requested Term Loans, or (b) make such Term Loans as Variable Rate Advances. At the end of each applicable Interest Period, the applicable Libor Advance shall be converted to a Variable Rate Advance unless Borrower selects another option in accordance with the provisions of this Note.

         3.2. TELEPHONIC NOTICE. Without in any way limiting Borrower's obligation to confirm in writing any telephonic notice, Lender may act without liability upon the basis of telephonic notice believed by Lender in good faith to be from Borrower prior to receipt of written confirmation. In each case Borrower hereby waives the right to dispute Lender's record of the terms of such telephonic Notice of Rate Selection in the absence of manifest error.

         3.3 LIMITS ON OPTIONS. Each Libor Advance shall be in a minimum amount of $1,000,000 or an integral multiple of $100,000 in excess thereof. At no time shall there be outstanding a total of more than six (6) Libor Advances.

4.       PAYMENT OF INTEREST AND PRINCIPAL.

         4.1 PAYMENT AND CALCULATION OF INTEREST. All interest shall be payable in arrears (i) on the last Business Day of each month (with respect to Variable Rate Advances) or (ii) on the last day of each Interest Period and, if such Interest Period is longer than three months, at three-month intervals following the first day of such Interest Period (with respect to Libor Advances) until the principal together with all interest and other charges payable with respect to the Loan Advances shall be fully paid. All computations of interest under this Note shall be made on the basis of a three hundred sixty (360) day year and the actual number of days elapsed. Each change in the Prime Rate shall simultaneously change the Variable Rate payable under this Note, without notice or demand. Interest at the Libo Rate shall be computed from and including the first day of the applicable Interest Period to, but excluding, the last day thereof.

         4.2 PRINCIPAL. Term Loans shall be paid in twenty (20) quarterly installments, as follows: (x) the first nineteen (19) of which shall be payable on the last Business Day of each calendar quarter commencing on March 31, 2001 and in an amount equal to the quotient of (i) the aggregate principal amount of such Term Loans at the close of business on December 31,



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2000 divided by (ii) the Amortization Number (as defined below); and (y) the twentieth (20th) installment shall be payable on December 30, 2005 and shall be in the then outstanding amount of such Term Loans. The "Amortization Number" shall be equal to: (a) forty (40), with respect to the first installment that is payable after a Qualifying Participation Event and with respect to all subsequent quarterly installments; and (b) twenty-eight (28), at all other times.

         4.3 BUSINESS DAYS; LATE FEE. If the entire amount of any required principal and/or interest is not paid in full within ten (10) days after the same is due, Borrower shall pay the Lender a late fee equal to five percent (5%) of the required payment.

         4.4 PREPAYMENT. The Loan Advances or any portion thereof may be prepaid in full or in part at any time without premium or penalty with respect to Variable Rate Advances and, with respect to Libor Advances subject to a make-whole provision, as set forth in Section 4.7, and upon payment of the yield maintenance fee (as defined herein). Any partial prepayment of principal shall first be applied to any installment of principal then due and then be applied to the principal due in the reverse order of maturity, and no such partial prepayment shall relieve Borrower of the obligation to pay each subsequent installment of principal when due.

         4.5 MATURITY. At maturity all accrued interest, principal and other charges due with respect to the Loan Advances shall be due and payable in full and the principal balance and such other charges, but not unpaid interest, shall continue to bear interest at the Default Rate until so paid.

         4.6 DEFAULT RATE. Upon and during the continuance of an Event of Default or after judgment has been rendered on this Note, the unpaid principal of all Loan Advances shall, at the option of the Lender, bear interest at a rate which is four (4) percentage points per annum greater than that which would otherwise be applicable (the "Default Rate").

         4.7 MAKE WHOLE PROVISION. Borrower may prepay a Libor Advance only upon at least three (3) Business Days prior written notice to Lender (which notice shall be irrevocable), and any such prepayment shall occur only on the last day of the Interest Period for such Libor Advance. Borrower shall pay Lender, upon request of Lender, such amount or amounts as shall be sufficient (in the reasonable opinion of Lender) to compensate it for any loss, cost, or expense incurred as a result of: (i) any payment of a Libor Advance on a date other than the last day of the Interest Period for such Libor Advance; (ii) any failure by Borrower to borrow a Libor Advance on the date specified by Borrower's written notice; (iii) any failure by Borrower to pay a Libor Advance on the date for payment specified in Borrower's written notice. Upon the occurrence of any of the events set forth in items (i), (ii), or (iii) of the foregoing sentence, and without limiting the foregoing, Borrower shall pay to Lender a "yield maintenance fee" in an amount computed as follows: The current rate for United States Treasury securities (bills on a discounted basis shall be converted to a bond equivalent) (the "United States Treasury Security Rate") with a maturity date closest to the maturity date of the term chosen pursuant to the Libor Election (as defined below) as to which the prepayment is made, shall be subtracted from the Libo Rate in effect at the time of prepayment. If the result is zero or a negative number, there shall be no yield maintenance fee. If the result is a positive number, then the resulting percentage shall be



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

multiplied by the amount of the principal balance being prepaid. The resulting amount shall be divided by 360 and multiplied by the number of days remaining in the term chosen pursuant to the Libor Election as to which the prepayment is made. Said amount shall be reduced to present value calculated by using the number of days remaining in the designated term and using the above-referenced United States Treasury Security Rate and the number of days remaining in the term chosen pursuant to the Libor Election as to which the prepayment is made. The resulting amount shall be the yield maintenance fee due to Lender upon prepayment of any Libor Advance. Each reference in this paragraph to "Libor Election" shall mean the election by the Borrower to apply the Libo Rate to the Loan, pursuant to a Notice of Rate Selection. If by reason of an Event of Default, Lender elects to declare the Obligations to be immediately due and payable, then any yield maintenance fee with respect to the Loan shall become due and payable in the same manner as though Borrower had exercised such right of prepayment.

5.       CERTAIN DEFINITIONS AND PROVISIONS RELATING TO INTEREST RATE.

         5.1 ADJUSTED LIBO RATE. The term "Adjusted Libo Rate" means for each Interest Period the rate per annum obtained by dividing (i) the Applicable Libo Rate for such Interest Period, by (ii) a percentage equal to one hundred percent (100%) minus the maximum reserve percentage applicable during such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System for determining the maximum reserve requirements (including, without limitation, any basic, supplemental, marginal and emergency reserve requirements) for Lender (or of any subsequent holder of this Note which is subject to such reserve requirements) in respect of liabilities or assets consisting of or including Eurocurrency liabilities (as such term is defined in Regulation D of the Board of Governors of the Federal Reserve System) having a term equal to the Interest Period.

         5.2 APPLICABLE LIBO RATE. "Applicable Libo Rate" shall mean, as applicable to any Libor Advance, the rate per annum (rounded upward, if necessary, to the nearest 1/32 of one percent) as determined on the basis of the offered rates for deposits in U.S. dollars, for a period of time comparable to such Libor Advance which appears on the Telerate page 3750 as of 11:00 a.m. London time on the day that is two London Banking days preceding the first day of such Libor Advance; provided, however, if the rate described above does not appear on the Telerate system on any applicable interest determination date, the Applicable Libo Rate shall be the rate (rounded upwards as described above, if necessary) for deposits in dollars for a period of time substantially equal to the interest period on the Reuters Page "LIBO" (or such other page as may replace the LIBO Page on that service for the purpose of displaying such rates), as of 11:00 a.m. (London Time), on the day that is two (2) London Banking Days prior to the beginning of such interest period.

                  If both the Telerate and Reuters system are unavailable, then the rate for that date will be determined on the basis of the offered rates for deposits in U.S. dollars for a period of time comparable to such Libor Advance which are offered by four major banks in the London interbank market at approximately 11:00 a.m. London time, on the day that is two
                  (2) London Banking Days preceding the first day of such Libor Advance as selected by the Lender. The principal London office of



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                  each of the four major London banks will be requested to
                  provide a quotation of its U.S. dollar deposit offered rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in U.S. dollars to leading European banks for a period of time comparable to such Libor Advance offered by major banks in New York City at approximately 11:00 a.m. New York City time, on the date that is two London Banking Days preceding the first day of such Libor Advance. In the event that Lender is unable to obtain any such quotation as provided above, it will be deemed that the Applicable Libo Rate pursuant to a Libor Advance cannot be determined. In the event that the Board of Governors of the Federal Reserve System shall impose a Reserve Percentage with respect to Lender then for any period during which such Reserve Percentage shall apply, the Applicable Libo Rate shall be equal to the amount determined above divided by an amount equal to 1 minus the Reserve Percentage. "Reserve Percentage" means the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed on member banks of the Federal Reserve System against "Euro-currency Liabilities" as defined in Regulation D.

         5.3 APPLICABLE MARGIN. The "Applicable Margin" shall be determined based upon the financial position and results of the Borrower based upon the financial statements and Compliance Certificates furnished by the Borrower pursuant to the Credit Agreement. The term "Applicable Margin" means, for any period set forth below the percentage set forth below opposite such period:

         PERIOD                           APPLICABLE MARGIN

Level I Period                            [****]
Level II Period                           [****]

         5.4 BUSINESS DAY; SAME CALENDAR MONTH. If any day on which a payment is due is not a Business Day, then the payment shall be due on the next day following which is a Business Day, unless, with respect to Libor Advances, the effect would be to make the payment due in the next calendar month, in which event such payment shall be due on the next preceding day which is a Business Day. Further, if there is no corresponding day for a payment in the given calendar month (i.e., there is no "February 30th"), the payment shall be due on the last Business Day of the calendar month.

         5.5 DOLLARS. The term "Dollars" or "$" means lawful money of the United States.

         5.6 INTEREST PERIOD.

                  5.6.1. The term "Interest Period" means with respect to each Libor Advance: a period of an integral multiple of one month, but no Interest Period shall be greater than three (3) months, subject to availability, as selected, or deemed selected, by Borrower at least three (3)


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Business Days prior to the end of the current Interest Period or the commencement of the next Interest Period. Each such Interest Period shall commence on the Business Day so selected, or deemed selected, by Borrower and shall end on the numerically corresponding day in the month in which the Interest Period ends; PROVIDED, HOWEVER: (i) if there is no such numerically corresponding day, such Interest Period shall end on the last Business Day of the applicable month, (ii) if the last day of such an Interest Period would otherwise occur on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day; but (iii) if such extension would otherwise cause such last day to occur in a new calendar month, then such last day shall occur on the next preceding Business Day.

                  5.6.2. No Interest Period may be selected which would end beyond the Maturity Date.

         5.7 LEVEL I PERIOD. The term "Level I Period" means any period (a) from and including the Business Day immediately following the Business Day on which a senior financial officer of the Borrower shall have delivered to the Lender a Compliance Certificate, together with the related financial statements referred to in Section 4.1 of the Credit Agreement, demonstrating in reasonable detail that the Debt Service Coverage Ratio, as of the last day of the fiscal quarter of the Borrower most recently ended, is greater than or equal to 1.5 to 1.0, to, but excluding, the next succeeding Reporting Date; and (b) during which no Event of Default shall have occurred and be continuing.

         5.8 LEVEL II PERIOD. The term "Level II Period" means any period, other than a Level I Period.

         5.9 LIBOR ADVANCE. The term "Libor Advance" means any principal outstanding under this Note which pursuant to this Note bears interest at the Libo Rate.

         5.10 LIBO RATE. The term "Libo Rate" means the per annum rate equal to the Adjusted Libo Rate plus the Applicable Margin.

         5.11 LOAN ADVANCE. The term "Loan Advance" means any portion of principal outstanding under this Note.

         5.12 LONDON BANKING DAY. The term "London Banking Day" means a day on which commercial banks settle payments in London.

         5.13 MATURITY. The term "Maturity" means the Termination Date.

         5.14 PRIME RATE. The term "Prime Rate" means the variable per annum rate of interest so designated from time to time by Lender as its prime rate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer. Changes in the rate of interest resulting from changes in the Prime Rate shall take place immediately without notice or demand of any kind.



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         5.15 REPORTING DATE. The term "Reporting Date" means the first to occur of (i) the Business Day following the Business Day that the Lender receives a Compliance Certificate providing the information required to determine whether a period is a Level I Period or a Level II Period and (ii) the first Business Day after (a) with respect to the first three quarterly fiscal periods of the Borrower's fiscal year, the date on which the quarterly financial statement and Compliance Certificate is required to be delivered to the Lender pursuant to
Section 4.1(c) of the Credit Agreement; and (b) with respect to the fourth quarterly fiscal period of the Borrower's fiscal year, 45 days after the end of such fiscal period.

         5.16 TREASURY RATE. The term "Treasury Rate" means, as of the date of any calculation or determination, the latest published rate for United States Treasury Notes or Bills (but the rate on Bills issued on a discounted basis shall be converted to a bond equivalent) as published weekly in the Federal Reserve Statistical Release H.15(519) of Selected Interest Rates in an amount which approximates (as reasonably determined by Lender) the amount (i) approximately comparable to the portion of the Loan Advance to which the Treasury Rate applies for the Interest Period, or (ii) in the case of a prepayment, the amount prepaid and with a maturity closest to the original maturity of the installment which is prepaid in whole or in part.

         5.17 VARIABLE RATE. The term "Variable Rate" means a per annum rate equal at all times to the Prime Rate, with changes therein to be effective simultaneously with any change in the Prime Rate, without notice or demand.

         5.18 VARIABLE RATE ADVANCE. The term "Variable Rate Advance" means any principal amount outstanding under this Note which pursuant to this Note bears interest at the Variable Rate.

6.       ADDITIONAL PROVISIONS RELATED TO INTEREST RATE SELECTION.

         6.1 INCREASED COSTS. If, due to any one or more of: (i) the introduction of any applicable law or regulation or any change (other than any change by way of imposition or increase of reserve requirements already referred to in the definition of Libo Rate) in the interpretation or application by any authority charged with the interpretation or application thereof of any law or regulation; or (ii) the compliance with any guideline or request from any governmental central bank or other governmental authority (whether or not having the force of law), there shall be an increase in the cost to Lender of agreeing to make or making, funding or maintaining Libor Advances, including without limitation changes which affect or would affect the amount of capital or reserves required or expected to be maintained by Lender, with respect to all or any portion of the Loan Advances, or any corporation controlling Lender, on account thereof, then Borrower from time to time shall, upon written demand by Lender made within ninety (90) days of such increase in cost, pay Lender additional amounts sufficient to indemnify Lender against the increased cost. A certificate as to the amount of the increased cost and the reason therefor submitted to Borrower by Lender, in the absence of manifest error, shall be conclusive and binding for all purposes.

         6.2 ILLEGALITY. Notwithstanding any other provision of this Note, if the introduction of



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or change in or in the interpretation of any law, treaty, statute, regulation or interpretation thereof shall make it unlawful, or any central bank or government authority shall assert by directive, guideline or otherwise, that it is unlawful, for Lender to make or maintain Libor Advances or to continue to fund or maintain Libor Advances then, on written notice thereof and demand by Lender to Borrower, (a) the obligation of Lender to make Libor Advances and to convert or continue any Loan Advances as Libor Advances shall terminate and (b) Borrower shall convert all principal outstanding under this Note into Variable Rate Advances.

         6.3 ADDITIONAL LIBOR CONDITIONS. The selection by Borrower of a Libo Rate and the maintenance of Loan Advances at such rate shall be subject to the following additional terms and conditions:

                  6.3.1. AVAILABILITY. If, before or after Borrower has selected to take or maintain a Libor Advance, Lender notifies Borrower that:

                           6.3.1.1. dollar deposits in the amount and for the maturity requested are not available to Lender in the London interbank market at the rate specified in the definition of Libo Rate set forth above, or

                           6.3.1.2. reasonable means do not exist for Lender to determine the Libo Rate for the amounts and maturity requested,

                           then the principal which would have been a Libor
Advance shall be a Variable Rate Advance.

                  6.3.2. PAYMENTS NET OF TAXES. All payments and prepayments of principal and interest under this Note shall be made net of any taxes and costs resulting from having principal outstanding at or computed with reference to a Libo Rate. Without limiting the generality of the preceding obligation, illustrations of such taxes and costs are taxes, or the withholding of amounts for taxes, of any nature whatsoever including income, excise, interest equalization taxes (other than United States or state income taxes) as well as all levies, imposts, duties or fees whether now in existence or as the result of a change in or promulgation of any treaty, statute, regulation, or interpretation thereof or any directive guideline or otherwise by a central bank or fiscal authority (whether or not having the force of law) or a change in the basis of, or the time of payment of, such taxes and other amounts resulting therefrom.

         6.4. VARIABLE RATE ADVANCES. Each Variable Rate Advance shall continue as a Variable Rate Advance until the Maturity Date, unless sooner converted or prepaid, in whole or in part, to a Libor Rate Advance, subject to the limitations and conditions set forth in this Note.

7.       ACCELERATION; EVENT OF DEFAULT.

         Upon the occurrence of any Event of Default, Lender may, at Lender's option,



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immediately exercise one or more of the following rights: (a) declare all obligations of Lender to Borrower, including, without limitation, the Commitments to be terminated, whereupon such obligations shall immediately terminate; and (b) declare all obligations of Borrower to Lender, including, without limitation, the Loans and all other amounts owing under the Credit Agreement and this Note to be immediately due and payable, whereupon they shall immediately become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived; PROVIDED, however, that upon the occurrence of any such Event of Default specified in Sections 7.1(h) or 7.1(i) of the Credit Agreement, the Commitments shall immediately terminate and all obligations of Borrower to Lender, including, without limitation, Loans and all other amounts owing under the Credit Agreement and this Note shall immediately become due and payable without presentment, further demand, protest or notice of any kind, all of which are hereby expressly waived.

8.       CERTAIN WAIVERS, CONSENTS AND AGREEMENTS.

Each and every party liable hereon or for the indebtedness evidenced hereby whether as maker, endorser, guarantor, surety or otherwise hereby: (a) waives presentment, demand, protest, suretyship defenses and defenses in the nature thereof; (b) waives any defenses based upon and specifically assents to any and all extensions and postponements of the time for payment, changes in terms and conditions and all other indulgences and forbearances which may be granted by the holder to any party now or hereafter liable hereunder or for the indebtedness evidenced hereby; (c) agrees to any substitution, exchange, release, surrender or other delivery of any security or collateral now or hereafter held hereunder or in connection with the Credit Agreement, or any of the other Loan Documents, and to the addition or release of any other party or person primarily or secondarily liable; (d) agrees that if any security or collateral given to secure this Note or the indebtedness evidenced hereby or to secure any of the obligations set forth or referred to in the Credit Agreement, or any of the other Loan Documents, shall be found to be unenforceable in full or to any extent, or if Lender or any other party shall fail to duly perfect or protect such collateral, the same shall not relieve or release any party liable hereon or thereon nor vitiate any other security or collateral given for any obligations evidenced hereby or thereby; (e) subject to the terms of the Credit Agreement, agrees to pay all costs and expenses incurred by Lender or any other holder of this Note in connection with the indebtedness evidenced hereby, including, without limitation, all reasonable attorneys' fees and costs, for the implementation of the Term Loans evidenced hereby, the collection of the indebtedness evidenced hereby and the enforcement of rights and remedies hereunder or under the other Loan Documents, whether or not suit is instituted; and (f) consents to all of the terms and conditions contained in this Note, the Credit Agreement, and all other instruments now or hereafter executed evidencing or governing all or any portion of the security or collateral for this Note and for such Credit Agreement, or any one or more of the other Loan Documents.

9.       DELAY NOT A BAR.

No delay or omission on the part of the holder in exercising any right hereunder or any right under any instrument or agreement now or hereafter executed in connection herewith, or any



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agreement or instrument which is given or may be given to secure the indebtedness evidenced hereby or by the Credit Agreement, or any other agreement now or hereafter executed in connection herewith or therewith shall operate as a waiver of any such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed to be a bar to or waiver of the same or of any other right on any future occasion.

10.      PARTIAL INVALIDITY.

The invalidity or unenforceability of any provision hereof, of the Credit Agreement, of the other Loan Documents, or of any other instrument, agreement or document now or hereafter executed in connection with the Credit Agreement made pursuant hereto and thereto shall not impair or vitiate any other provision of any of such instruments, agreements and documents, all of which provisions shall be enforceable to the fullest extent now or hereafter permitted by law.

11.      COMPLIANCE WITH USURY LAWS.

All agreements between Borrower and Lender are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to Lender for the use or the forbearance of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof, PROVIDED, HOWEVER, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of Borrower and Lender in the execution, delivery and acceptance of this Note to contract in strict compliance with the laws of the Commonwealth of Massachusetts from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof or of any of the Loan Documents at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limit of such validity, and if under or from any circumstances whatsoever Lender should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between Borrower and Lender.

12.      WAIVER OF JURY TRIAL.

BORROWER AND LENDER MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR LENDER TO ACCEPT THIS NOTE AND MAKE THE LOANS.



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13.      NO ORAL CHANGE.

This Note and the other Loan Documents may only be amended, terminated, extended or otherwise modified by a writing signed by the party against which enforcement is sought. In no event shall any oral agreements, promises, actions, inactions, knowledge, course of conduct, course of dealing, or the like be effective to amend, terminate, extend or otherwise modify this Note or any of the other Loan Documents.

14.      RIGHTS OF THE HOLDER.

This Note and the rights and remedies provided for herein may be enforced by Lender or any subsequent holder hereof. Wherever the context permits each reference to the term "holder" herein shall mean and refer to Lender or the then subsequent holder of this Note.

15.      SETOFF.

Borrower hereby grants to Lender a lien, security interest and right of set off as security for all liabilities and obligations to Lender, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Lender or any entity under the control of Fleet Financial Group, Inc., or in transit to any of them. At any time, without demand or notice, Lender may set off the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the Loans. ANY AND ALL RIGHTS TO REQUIRE LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOANS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDIT OR OTHER PROPERTY OF THE BORROWER ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed as of the date set forth above as a sealed instrument.

Witness:                            VERTEX PHARMACEUTICALS INCORPORATED

                                    By:
                                        --------------------------------
                                    Name: Thomas G. Auchincloss, Jr.
                                    Title: Vice President of Finance



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

                          EXHIBIT B TO CREDIT AGREEMENT

                             COMPLIANCE CERTIFICATE


                           To be delivered by the Bank



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


                          EXHIBIT C TO CREDIT AGREEMENT



                                PLEDGE AGREEMENT

PLEDGE AGREEMENT (this "AGREEMENT"), dated as of December 21, 1999, by VERTEX PHARMACEUTICALS INCORPORATED ("BORROWER"), a Massachusetts corporation, to FLEET NATIONAL BANK, a national banking association ("LENDER").

                             W I T N E S S E T H :

WHEREAS, the Borrower and the Lender are parties to a Credit Agreement of even date (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"; capitalized terms used but not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement), pursuant to which the Lender has agreed to make up to $20,000,000 in Term Loans to the Borrower on the terms and subject to the conditions set forth therein;

WHEREAS, to induce to the Lender to enter into the Credit Agreement and make the Term Loans thereunder, the Borrower has agreed to enter into this Pledge Agreement and pledge all of the capital stock of Vertex Securities Corp. (the "Subsidiary") a Massachusetts corporation, to the Lender;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the the Lender hereby agree as follows:

1. PLEDGE. The Borrower hereby grants, assigns and pledges to the Lender, a valid lien on and security interest in, all of the Borrower's right, title and interest in and to the following, whether now owned or at any time hereafter acquired (collectively, the "Collateral"):


(a) All of the issued and outstanding capital stock of the Borrower in the Subsidiary as set forth on SCHEDULE 1 (the "Pledged Shares") and the certificates representing the Pledged Shares, and all dividends, distributions, cash, instruments, investment property and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares, and all additional capital stock in Subsidiary from time to time acquired in any manner by the Borrower, and the certificates representing such additional capital stock, and all dividends, distributions, cash, instruments, investment property and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such capital stock; and

(b) all proceeds of any of the foregoing (including, without limitation, proceeds constituting any property of the types described above).


2. ALL OBLIGATIONS SECURED. This Agreement secures the prompt and complete payment and



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         performance when due (whether at the stated maturity, by acceleration or otherwise) of all of the Obligations.

3. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants as follows:

(a) Borrower has the requisite corporate power and authority to execute, deliver and perform this Agreement and all corporate action necessary for the execution, delivery and performance of this Agreement has been taken.

(b) The execution, delivery and performance of this Agreement by Borrower does not, and will not, contravene (i) the Articles of Organization and By-Laws of Borrower, (ii) any legal requirement or (iii) any franchise, license, permit, indenture, contract, lease, agreement, instrument or other commitment to which it is a party or by which it or any of its properties are bound, and will not, except as contemplated herein, result in the imposition of any liens or security interests upon any of its properties.

(c) This Agreement is the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms.

(d) Borrower is the legal and beneficial owner of record of the Pledged Shares set forth in SCHEDULE 1, free and clear of any lien other than liens created pursuant to this Agreement. On the date hereof, no effective financing statement or other instrument similar in effect covering all or any part of the Collateral will be on file in any recording office.

(e) The pledge of the Collateral and granting of the liens hereunder, together with the delivery of the stock certificates pledged hereunder and appropriate filings of Uniform Commercial Code financing statements, create a valid and perfected first priority lien on the Collateral, securing the payment and performance of the Obligations, and all filings and other actions necessary or desirable to perfect and protect such lien have been duly made or taken.

(f) No authorization, approval, or other action by, and no notice to or filing with, any Person or governmental authority is required for (i) the pledge by Borrower of the Collateral pursuant to this Agreement, the grant by Borrower of the liens granted hereby or the execution, delivery or performance of this Agreement by Borrower, (ii) the perfection of the liens granted pursuant to this Agreement, except for the delivery to the Lender of the stock certificates representing the Pledged Shares in Subsidiary and appropriate filings of Uniform Commercial Code financing statements, or (iii) the exercise by the Lender of the rights or remedies provided for in this Agreement.

(g)      The Pledged Shares represented by the certificates identified in
         SCHEDULE 1 are, and all other Pledged Shares in which Borrower shall hereafter obtain an interest will be duly authorized, fully paid and nonassessable and none of such Pledged Shares is or will be subject to any contractual restriction upon the transfer of such Pledged Shares.

(h)      The Pledged Shares represented by the certificates identified in
         SCHEDULE 1 constitute all of the issued and outstanding shares of capital stock or other equity securities of any class in the Subsidiary, and SCHEDULE 1 correctly identifies, as at the date hereof, the respective class of the shares comprising such Pledged Shares and the respective number of shares represented by each such certificate.

4.         FURTHER ASSURANCES; COVENANTS; REPLACEMENT COLLATERAL.

(a) Borrower covenants and agrees that at any time and from time to time, at the expense of Borrower, Borrower will promptly execute and deliver all further instruments and



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         documents, and take all further action, that may be necessary or desirable, or that the Lender may request, to perfect and protect any security interest granted or purported to be granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Borrower will execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Lender may request, to perfect and preserve the liens granted or purported to be granted hereby, and cause third parties to acknowledge and to register the pledge of securities hereunder on their books and to deliver statements of account upon the Lender's request therefor.

(b) Borrower covenants and agrees that, without the prior written consent of the Lender, Borrower will not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, (ii) create or suffer to exist any lien upon or with respect to any of the Collateral, except for the liens under this Agreement, (iii) vote to enable, or take any other action to permit, Subsidiary to issue any capital stock or other equity securities of any nature or to issue any other securities convertible into, exchangeable for or granting the right to purchase any capital stock or other equity securities of any nature of Subsidiary or to convey, exchange, lease, assign, transfer, sell or otherwise dispose of any material assets of the Subsidiary, (iv) enter into any agreement or undertaking restricting the right or ability of the Lender to sell, assign or transfer any of the Collateral or (v) permit Subsidiary to issue any shares of capital stock or other equity securities of any nature or to issue any securities convertible into or granting the right to purchase or otherwise acquire any shares of capital stock or equity securities of Subsidiary or to convey, exchange, lease, assign, transfer, sell or otherwise dispose of any material assets of the Subsidiary.

(c) If Borrower acquires any additional capital stock in Subsidiary, Borrower shall hold the same in trust for the Lender and promptly deliver to the Lender the stock certificates evidencing such capital stock, together with undated stock powers related thereto duly executed in blank by Borrower.

5.       RIGHTS OF THE BORROWER; VOTING; ETC.

(a) So long as no Event of Default shall have occurred and be continuing, Borrower shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement and the other Loan Documents and in a manner which does not impair any of the Collateral and to receive and retain any and all cash dividends and distributions paid in respect of the Pledged Shares.

(b)      Upon the occurrence and during the continuance of an Event of Default:

(i) All rights of Borrower to receive the cash dividends and distributions that Borrower would otherwise be authorized to receive and retain pursuant to Section 5(a) hereof shall cease, and all such rights shall thereupon become vested in the Lender who shall thereupon have the sole right to receive and hold as Collateral such dividends, distributions and payments.

(ii) Any and all other dividends and distributions payable to Borrower in respect of the Collateral shall be received by Borrower in trust for the benefit of the Lender, shall be



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         segregated from other funds of Borrower and shall be forthwith paid over to the Lender as Collateral in the same form as so received (with any necessary endorsement).

6. PRINCIPAL PLACE OF BUSINESS; RECORDS. Borrower shall keep its principal place of business and the place where it keeps its records concerning the Collateral at the address of the Borrower specified in the Credit Agreement. The Borrower will hold and preserve such records and, upon reasonable notice from the Lender, will permit representatives of the Lender at any time during normal business hours to inspect and make abstracts from such records.

7. TRANSFER OR LIENS. Borrower agrees that it will not sell, transfer or convey any interest in, grant any option with respect to, or suffer or permit any lien to be created upon or with respect to, any of the Pledged Shares during the term of this Agreement, except to or in favor of the Lender.

8. LENDER APPOINTED ATTORNEY-IN-FACT; IRREVOCABLE AUTHORIZATION AND INSTRUCTION TO THE SUBSIDIARIES. Borrower hereby appoints the Lender as Borrower's attorney-in-fact, with full authority in the place and stead of the Borrower and in the name of the Borrower or otherwise, from time to time in the Lender's discretion, to, upon the occurrence and during the continuance of an Event of Default, take any action and to execute any instrument which the Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to exercise the voting and other consensual rights which Borrower would otherwise be entitled to exercise pursuant to Section 5(a) (and all right of Borrower to exercise such rights shall cease) and to receive, endorse and collect all instruments made payable to the Borrower representing any distribution in respect of the Collateral or any part thereof and to give full discharge for the same. Borrower hereby authorizes and instructs Subsidiary to comply with any instruction received by it from the Lender in writing that (i) states that an Event of Default has occurred and is continuing and (ii) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from Borrower, and Borrower agrees that Subsidiary shall be fully protected in so complying. Borrower hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and is irrevocable.

9.       REASONABLE CARE; RETURN OF COLLATERAL.

(a) Prior to the exercise of its remedies hereunder, the Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Lender accords its own similar property, it being understood that the Lender shall not have the responsibility under this Agreement for taking any necessary steps to preserve rights against any parties with respect to any Collateral except as set forth in subsection (b) below.

(b) Upon the indefeasible payment in full in cash of all the Obligations and the termination of the Credit Agreement, Borrower shall be entitled to the return of all of the Collateral pledged by Borrower hereunder.

10. LENDER MAY PERFORM. If Borrower fails to perform any agreement contained herein, the Lender may itself perform, or cause performance of, such agreement, and the expenses of



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         the Lender incurred in connection therewith shall be payable by
         Borrower.

11. REMEDIES UPON DEFAULT. If any Event of Default shall have occurred and be continuing, the Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the Uniform Commercial Code (the "CODE") and the Lender may also, without notice except as specified below, transfer the Collateral into its name or that of its nominee, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Lender's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Lender may deem commercially reasonable. Borrower agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

12.      INDEMNITY AND EXPENSES.

(a) Borrower agrees to and hereby indemnifies the Lender from and against any and all claims, damages, losses, liabilities and expenses arising out of, or in connection with, or resulting from, this Agreement (including, without limitation, enforcement of this Agreement) other than such as arise from the Lender's gross negligence or willful misconduct.

(b) Borrower will, upon demand, pay to the Lender the amount of any and all expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Lender may incur in connection with
         (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Lender hereunder, (iv) the failure of Borrower to perform or observe any of the provisions hereof, or (v) any action taken by the Lender pursuant to this Agreement.

13. SECURITY INTEREST ABSOLUTE. All rights of the Lender and security interests hereunder, and all obligations of Borrower hereunder, shall be absolute and unconditional irrespective of:

(a) any lack of validity or enforceability of the Credit Agreement, the Note or any other Loan Document;

(b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from any of the Loan Documents;

(c) any taking and holding of collateral or any guaranty for all or any of the Obligations, or any amendment, alteration, exchange, substitution, transfer, enforcement, waiver, subordination, termination or release of any collateral or such guaranty, or any non-perfection of any collateral, or any consent to departure from any such guaranty;

(d) any manner of application of collateral, or proceeds thereof, to all or any of the Obligations, or the manner of sale of any collateral;

(e) any consent by Lender to the restructure of the Obligations, or any other restructure or



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         refinancing of the Obligations or any portion thereof;

(f) any modification, compromise, settlement or release by Lender, by operation of law or otherwise, collection or other liquidation of the Obligations or the liability of any guarantor, or of any collateral, in whole or in part, and any refusal of payment by the Lender, in whole or in part, from any obligor or guarantor in connection with any of the Obligations, whether or not with notice to, or further assent by, or any reservation of rights against, any Borrower; or

(g) any other circumstance (including, without limitation, any statute of limitations) which might otherwise constitute a defense available to, or a discharge of, any third party pledgor or guarantor.


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14.      AMENDMENTS; WAIVERS; PARTIAL EXERCISE. No amendment or waiver of any provision of this Agreement or consent to any departure by the Borrower here from shall be effective unless in writing and signed by Borrower and the Lender, and any such amendment, waiver or consent shall be effective only to the extent set forth therein. No failure to exercise or any delay in exercising on the part of the Lender any right, power or privilege under this Agreement shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege under this Agreement shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

15. ADDRESSES FOR NOTICES. All notices and correspondence hereunder shall be provided in the manner, to the Persons and to the addresses set forth in the Credit Agreement.

16. CONTINUING SECURITY INTEREST; ASSIGNMENTS OF SECURED DEBT. This Agreement shall create a continuing security interest in and lien on the Collateral and shall (i) remain in full force and effect until released in accordance with the terms hereof, (ii) be binding upon Borrower, its successors and assigns, and (iii) inure, together with the rights and remedies of the Lender hereunder, to the benefit of their respective successors and assigns. Without limiting the generality of the foregoing clause (iii), the Lender, in accordance with the terms of the Credit Agreement, may assign or otherwise transfer all or any portion of their rights and obligations under this Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect hereof granted herein.

17. GOVERNING LAW; DEFINED TERMS. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without giving effect to principles of conflicts of law. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the Code are used herein as therein defined. This Agreement shall be deemed for all purposes to be a Loan Document under the Credit Agreement.

18. MARSHALLING. Borrower hereby waives any right to require the Lender to marshal any security or Collateral or otherwise compel the Lender recourse against or satisfaction of the Obligations from one source before seeking recourse or satisfaction from another source.

19. EXECUTION IN COUNTERPARTS; TELECOPIED SIGNATURES. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same instrument. This Agreement, and any notices to be given pursuant to this Agreement, may be executed and delivered by telecopier or other facsimile transmission all with the same force and effect as if the same was a fully executed and delivered original counterpart.

20. SUBMISSION TO JURISDICTION. ALL DISPUTES AMONG THE BORROWER AND THE LENDER, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE AND FEDERAL COURTS LOCATED IN BOSTON, MASSACHUSETTS, AND THE COURTS TO WHICH AN APPEAL THEREFROM MAY BE TAKEN; PROVIDED, HOWEVER, THAT THE LENDER SHALL HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE BORROWER OR ITS PROPERTY IN ANY LOCATION REASONABLY SELECTED BY THE LENDER IN GOOD FAITH TO ENABLE THE LENDER TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR



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         OTHER COURT ORDER IN FAVOR OF THE LENDER. THE BORROWER AGREES THAT IT
         WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS, SETOFFS OR CROSS-CLAIMS IN ANY PROCEEDING BROUGHT BY THE LENDER. THE BORROWER WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE LENDER HAS COMMENCED A PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON FORUM NON CONVENIENS.

21. JURY TRIAL. THE BORROWER AND, BY ITS ACCEPTANCE HEREOF, THE LENDER EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY.

IN WITNESS WHEREOF, the Borrower has caused this Agreement to be executed by its proper and duly authorized officer as of the day and year first above written.

                                   VERTEX PHARMACEUTICALS INCORPORATED

                                   By:
                                      -------------------------------
                                   Name:

                                   Title:

Accepted:

FLEET NATIONAL BANK

By:
   -----------------------------
Name:
Title:



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                                   Schedule 1

                            Pledge Agreement between
           Vertex Pharmaceuticals Incorporated and Fleet National Bank

                                 Pledged Shares

         Issuer:  Vertex Securities Corp.

         Class of Shares:  Common

         Number of Pledged Shares:  one hundred (100)

         Date of Issuance:  December 22, 1993

         Date of Pledge:  December 21, 1999

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